UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Rule Sec.240.14a-12

RIOT BLOCKCHAIN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104
(303) 794-2000

September 20, 2019

Dear Stockholders,

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Riot Blockchain, Inc., a Nevada corporation, to be held at 10:00 a.m. (local time) on Wednesday, October 23, 2019, at 7725 W Reno Ave, Oklahoma City, OK 73127. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your Shares.

The principal business of the Annual Meeting will be:

(i)

to elect as directors the three (3) nominees named in the Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;

(ii)

to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(iii)

to hold an advisory vote to approve the compensation of our named executive officers (Say-on-Pay);

(iv)

to hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Say-on-Frequency);

(v)

to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan; and

(vi)

to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Stockholders of record as of the close of business on Tuesday, September 3, 2019 are entitled to vote at the Annual Meeting and any postponement or adjournment thereof. Please see pages 1-7 for additional information regarding admission to the Annual Meeting and how to vote your Shares.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. Your proxy, given through the return of the enclosed proxy card, may be revoked prior to its exercise by filing with our secretary prior to the meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

We hope you will be able to attend the Annual Meeting.

Sincerely,

Jeffrey G. McGonegal,
Chief Executive Officer

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY PROMPTLY.

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104

(303) 794-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on October 23, 2019

To the Stockholders of Riot Blockchain, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Riot Blockchain, Inc., a Nevada corporation (“Riot” or the “Company”), will be held at 10:00 a.m. (local time) on Wednesday, October 23, 2019, or such later date or dates as such Annual Meeting date may be adjourned, at 7725 W Reno Ave, Oklahoma City, OK 73127, for the purpose of considering and taking action on the following proposals:

1.	To elect as directors the three (3) nominees named in the Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;
2.	To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;
3.	To hold an advisory vote to approve the compensation of our named executive officers (Say-on-Pay);
4.	To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Say-on-Frequency);
5.	To approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan; and
6.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this Notice.

Your Board of Directors unanimously recommends a vote:

•	“FOR” for the election of each of the three (3) Board nominees as directors for a term expiring at the 2020 Annual Meeting of the Stockholders;
•	“FOR” ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement;
•	For advisory approval of “EVERY YEAR” as the frequency of future votes to approve, on an advisory basis, the compensation paid to the Company’s named executive officers; and
•	“FOR” approval of the new Riot Blockchain, Inc. 2019 Equity Incentive Plan.

The close of business on Tuesday, September 3, 2019 has been fixed by the Board of Directors as the record date (the “Record Date”) for determining those Riot stockholders entitled to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on the Record Date will receive this notice of, and be eligible to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. The above items of business for the Annual Meeting are more fully described in the Proxy Statement accompanying this notice.  As of the Record Date, there were 23,555,930 Shares of common stock outstanding entitled to vote at the Annual Meeting. The foregoing Shares are referred to herein as the “Shares.” A list of stockholders of record will be available at the Annual Meeting and, during the ten (10) days prior to the Annual Meeting, at the office of the Corporate Secretary at Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104.

Your vote is important. Whether you plan to attend the Annual Meeting or not, so that we can ensure your vote will be counted, we request that you please complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Stockholders attending the Annual Meeting may vote in person even if they have previously returned proxy cards.

Your proxy, given through the return of the enclosed proxy card, may be revoked prior to its exercise by filing with our Corporate Secretary prior to the meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

If you have questions about voting your Shares, please contact our Corporate Secretary at: Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104, telephone number (303) 794-2000.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed along with this notice a Proxy Statement and your proxy card.

By Order of the Board of Directors,

Jeffrey G. McGonegal,
Chief Executive Officer

Castle Rock, CO

September 20, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

WEDNESDAY, OCTOBER 23, 2019 AT 10:00 A.M. LOCAL TIME.

The Notice of Annual Meeting of Stockholders and our Proxy Statement are available at:

www.RiotBlockchain.com

-i-

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104
(303) 794-2000

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2019

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying Notice of the 2019 Annual Meeting of Stockholders, contains information about the 2019 Annual Meeting of Stockholders of Riot Blockchain, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:00 a.m. (local time) on Wednesday, October 23, 2019, at 7725 W Reno Ave, Oklahoma City, OK 73127, or such later date or dates as such Annual Meeting date may be adjourned.  For directions to the Annual Meeting, please call Riot Blockchain, Inc. at: (303) 794-2000. In this Proxy Statement, we refer to Riot Blockchain, Inc. as “Riot,” the “Company,” “we,” “us” or “our.”

Why Am I Receiving This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 10:00 a.m. (local time) on Wednesday, October 23, 2019, at 7725 W Reno Ave, Oklahoma City, OK 73127 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Wednesday, October 23, 2019:

The Proxy Statement and our Annual Report to security holders are available at www.riotblockchain.com.

This Proxy Statement, the accompanying proxy card and, though not part of this Proxy Statement, our 2018 Annual Report,  are being mailed on or about September 20, 2019 to all stockholders entitled to notice of and to vote at the Annual Meeting (see “Who Can Vote?” below).  Our 2018 Annual Report to Stockholders is not part of these proxy solicitation materials and is not incorporated by reference herein.  You can also find a copy of our 2018 Annual Report on Form 10-K, and amendments thereto on Form 10-K/A, as well as all of our periodic and current reports filed with the Securities and Exchange Commission (the “SEC”) on the Internet through the SEC’s electronic data gathering, analysis, and retrieval system called “EDGAR” at www.sec.gov or through the “Investors” section of our website at www.riotblockchain.com.  The information contained on our website is not part of these proxy solicitation materials.

Who Can Vote?

Stockholders who owned common stock at the close of business on Tuesday, September 3, 2019 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 23,555,930 Shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. The Shares of common stock are herein referred to as the “Shares.”

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the Notice of the 2019 Annual Meeting of Stockholders included with this Proxy Statement. These matters include:

(i)

to elect as directors the three (3) nominees named in this Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;

(ii)

to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(iii)

an advisory vote to approve the compensation paid to the Company’s named executive officers (Say-on-Pay);

(iv)

an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (Say-on-Frequency);

(v)

to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan; and

(vi)

to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

This Proxy Statement provides detailed information about each of these matters.

How Does the Board Recommend That I Vote on The Proposals?

The Board unanimously recommends that you vote as follows:

•	“FOR” for the election of each of the Board nominees as directors for a term expiring at the 2020 Annual Meeting of Stockholders (See Proposal No. 1);
•	“FOR” ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (See Proposal No. 2);
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement (See Proposal No. 3);
•	For advisory approval of “EVERY YEAR” as the frequency of future advisory votes to approve the compensation of our named executive officers (See Proposal No. 4); and
•	“FOR” approval of the new Riot Blockchain, Inc. 2019 Equity Incentive Plan (See Proposal No. 5).

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

How Are My Shares Voted?

You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

What is a Quorum?

A quorum is the minimum number of Shares that must be represented in person or by proxy for us to conduct the Annual Meeting.  The attendance in person or by proxy of holders of thirty-three and one third percent (33.33%) of Shares outstanding as of the Record Date, or 7,851,977 Shares, will constitute a quorum to hold the Annual Meeting.  If you grant your proxy and do not revoke it prior to the Annual Meeting, your Shares will be considered present at the Annual Meeting and be counted toward the quorum.  Proxies marked “Abstain” and “broker non-votes” will be treated as Shares that are present for purposes of determining whether a quorum is present.

What Happens if a Quorum is not Reached?

If the Shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders, by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxy holders), may, without further notice to any stockholder (unless a new record date is set), adjourn the Annual Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is a proxy?

A proxy is your legal designation of authority to another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.

What is a Proxy Statement?

This document is a Proxy Statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your Shares. We encourage you to read this Proxy Statement carefully.

How Many Votes Do I Have?

Each holder of common stock is entitled to vote the number of Shares of common stock owned as of the Record Date. Holders of the Company’s Series B Preferred Stock are not entitled to vote on matters presented to the stockholders of the Company.

How Do I Vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with your instructions on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Corporate Stock Transfer, Inc., or you have stock certificates, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

•

In person at the Annual Meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

•

In person at the Annual Meeting. Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card and submitting it as instructed above;
•	if your Shares are held in street name, by re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•

if your Shares are registered in your name, by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104; or

•	by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not automatically revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described under “How Do I Vote?” above. If your broker cannot vote your Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred.  The effects of a broker non-vote on each of the proposals for which we are requesting stockholder votes are explained below.

Brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed Shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed Shares as to certain other matters (“non-routine matters”). Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), Proposal No. 4 (advisory vote on the frequency of  future advisory votes to approve the compensation of our named executive officers), and Proposal No. 5 (vote to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan) are considered non-routine matters. Proposal No. 2 (the ratification of our independent registered public accounting firm) is considered a routine matter. If your Shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your Shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted Shares for Proposal No. 2 (the ratification of our independent registered public accounting firm); however, it would not have authority to vote your unvoted Shares for Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), Proposal No. 4 (advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers), or Proposal No. 5 (vote to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan). Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote cast and will not be counted as a vote represented at the Annual Meeting and entitled to vote and, consequently, will have no effect on the outcome of the vote. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Annual Meeting in the manner you desire.

As provided in our Bylaws, a majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. Because abstentions and broker non-votes do not represent votes cast “FOR” or “AGAINST” a proposal, broker non-votes and abstentions will have no effect on the outcome of votes on any of the proposals put forth in this Proxy Statement, as the outcome of the votes on these proposals are determined solely by reference to the votes cast “FOR” or “AGAINST” such proposals by the Shares present or represented by proxy and entitled to vote.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Election of Directors

Our Bylaws provide that the number of directors shall be determined by the Board, which has set the number of directors at three (3).  The three (3) nominees for director receiving a plurality of “FOR” votes cast will be elected to serve as directors on the Board until the 2020 Annual Meeting of the Stockholders. You may vote “FOR” all or any one of the nominees, or you may “WITHHOLD” your vote from all of the nominees or from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: Ratification of the Appointment of Marcum, LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The affirmative vote of a majority of the votes cast “FOR” this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, a broker non-vote will result.  Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent registered public accounting firm.

Proposal No. 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers

The affirmative vote of a majority of the votes cast “FOR” this proposal is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.  Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers

With respect to the non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, you may vote for (i) “EVERY YEAR,” (ii) “EVERY TWO YEARS” or (iii) “EVERY THREE YEARS” as the frequency of future advisory votes to approve the compensation of our named executive officers; or you may otherwise “ABSTAIN” from voting on this proposal.

The frequency of any future non-binding, advisory votes to approve the compensation of our named executive officers will be determined by a plurality of the votes cast; therefore, the particular frequency receiving the greatest number of votes cast in its favor will be deemed the preference of our stockholders. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

The vote on this proposal is advisory, and the result of the vote on this proposal is not binding on us, our Board or its committees. However, our Board and the Compensation Committee will consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

Proposal No. 5: Approval of the new Riot Blockchain, Inc. 2019 Equity Incentive Plan.

The affirmative vote of a majority of the votes cast for this proposal is required to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Householding of Annual Disclosure Documents.

The SEC has adopted a rule concerning the delivery of annual disclosure documents to households with more than one stockholder. The rule allows us or brokers holding our Shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our Annual Reports, Proxy Statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•

Stockholders whose Shares are registered in their own name should contact our transfer agent, Corporate Stock Transfer, Inc., and inform them of their request by calling them at (303) 282-4800 or writing them at 3200 Cherry Creek Dr. South, Ste. 430, Denver, CO 80209.

•

Stockholders whose Shares are held in street name by a broker or other nominee should contact such broker or other nominee directly and inform them of their request; stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

The Company will bear the cost of the solicitation of proxies by the Company; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies. Finally, we have engaged Alliance Advisors, LLC, a proxy solicitation firm, to assist us in soliciting proxies for a fee of approximately $7,500, plus reimbursement of out-of-pocket expenses.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the Annual Meeting of the Stockholders.

According to our Bylaws, stockholder proposals intended to be presented at the 2020 annual meeting of stockholders must be submitted to the Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, Colorado 80104, no later than May 23, 2020 to receive consideration for inclusion in the Company’s 2020 proxy materials. However, if next year’s annual meeting is to be held more than 30 days before or 30 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our 2020 proxy materials. Any such stockholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, to be included in the proxy statement for next year’s annual meeting of stockholders.

Notice of proposals to be considered at next year’s annual meeting of stockholders, but not to be included in the proxy statement for that year, must meet the requirements set forth in the Company’s Bylaws, including providing all of the information specified in the Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended. The notice must be submitted to the Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, Colorado 80104. Each proposal submitted must be a proper subject for stockholder action at an annual meeting. The notice generally must be received not less than forty-five (45) days nor more than seventy-five (75) days prior to the first anniversary of the date on which we first gave notice of this year’s Annual Meeting. However, if next year’s annual meeting is to be held more than thirty (30) days before or more than thirty (30) days after the first anniversary of this year’s Annual Meeting, notice of such stockholder proposal must be received no earlier than the ninetieth (90th) day prior to the date of the meeting or the later of the sixtieth (60th) day before the next year’s annual meeting or the tenth (10th) day following the Company’s public announcement of next year’s annual meeting of stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 3, 2019, based upon 23,555,930 Shares of common stock issued and outstanding, with respect to the beneficial ownership of the outstanding common stock by: (i) any person known to us to beneficially own more than five (5%) percent of Shares; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  In computing the number of Shares beneficially owned by a person or a group and the percentage ownership of that person or group, Shares of our common stock that the owner has the right to acquire within sixty (60) days after September 3, 2019 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the Shares beneficially owned and addresses are: c/o, Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104.

Name and Address	Number of Shares	Percent
Directors:
Remo Mancini (1)	76,500	*
Jason Les (2)	42,000	*
Benjamin Yi	—	—
Executive Officers:
Jeffrey G. McGonegal (3)	38,701	*
All Directors and Executive Officers as a group (4 persons) (4)	157,201	*

———————

*	Less than 1%.
(1)

Includes the 45,000 restricted stock units awarded on February 23, 2018 under the Riot Blockchain, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Equity Plan”), as well as 7,500 vested restricted stock units awarded on March 21, 2018 under the 2017 Equity Plan and the 24,000 vested restricted stock units awarded on September 20, 2018 under the 2017 Equity Plan.  These vested restricted stock units may be settled on a one-for-one basis with Shares of the Company’s common stock pursuant to the terms of the award agreements.

(2)

Includes the 7,500 vested restricted stock units awarded on November 3, 2017, 7,500 vested restricted stock units awarded on March 21, 2018, as well as the 12,000 vested restricted stock units awarded on September 20, 2018.

(3)

Includes 5,000 vested restricted stock units awarded on November 3, 2017, as well as 12,000 fully vested stock options issued under the 2017 Equity Plan, which are exercisable at an exercise price of $4.09 per share.

(4)	Includes footnotes (1) through (3) above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of three (3) independent directors. Nasdaq stock market rules and listing standards (the “Nasdaq Market Rules”) require that our Board consist of at least three (3) “independent directors,” as defined under the Nasdaq Market Rules and applicable SEC rules. The Nominating and Governance Committee and the Board have unanimously fixed the size of the Board at three (3) independent directors. According to our Bylaws, our entire Board of Directors is elected annually by our stockholders. Pursuant to our Bylaws and Corporate Governance Guidelines, the standard for the election of our directors is a plurality voting standard, which means that the three (3) director nominees receiving the most “FOR” votes will be elected to our Board.  In accordance with our Articles of Incorporation, Bylaws, and Nevada law, a director holds office until the next annual meeting of the stockholders and until that director’s successor is elected and qualified; provided, however, that should that director die, resign or otherwise be removed from office prior to the election and qualification of his or her successor, the remaining directors may appoint an interim director to fill the vacancy until the stockholders elect and appoint that director’s successor at the next annual meeting of the stockholders. All three (3) of our incumbent directors are standing for election or re-election for a new term as director to expire at the 2020 Annual Meeting of the Stockholders, and each of them have consented to stand for this election. The Nominating and Governance Committee and the Board have unanimously approved the recommended slate of three (3) directors: Messrs. Remo Mancini, Jason Les, and Benjamin Yi.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the 2020 Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation, death or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the three (3) persons named under the heading “Nominees for Directors” below.  Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Principal Occupation	Director Since
Remo Mancini	68	Chairman	2018
Jason Les	33	Director	2017
Benjamin Yi	38	Director	2018

The Nominating and Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Biographies of the Board’s Nominees

Remo Mancini has been a director of the Company since February 2018 (joining the Board as Chairman of the Audit Committee and Lead Independent Director) and Chairman of the Board since September of 2018. Remo Mancini is a professional corporate director. Mr. Mancini combines his experience as a former Canadian and U.S. senior corporate executive, corporate director, and former Ontario Cabinet Minister to bring a valuable perspective to business affairs, senior executive management, and corporate governance.

Mr. Mancini served as “Member in the Parliament of Ontario” (Legislative Assembly of Ontario, Canada) representing the riding of Essex South, 1975-1993. During his tenure in government Mr. Mancini held a number of notable positions including Minister of Revenue, Parliamentary Assistant to the Premier, Official Opposition Party House Leader, and Chairman of the Public Accounts Committee.

This extensive experience in both the public and private sectors positions him to offer insightful and decisive management guidance, and Board leadership. He has served on a number of Boards of both publicly listed and private companies. He has earned the internationally recognized designation of ICD.D and is a graduate of the Directors Education Program offered by the Institute of Corporate Directors and the University of Toronto’s Rotman School of Management.

Jason Les has been serving as a director of the Company since November 2017. Mr. Les is an established professional poker player. Mr. Les successfully competed in high stakes heads-up games online for several years and was three (3) times selected as the human benchmark for testing the world’s best poker artificial intelligence in what was dubbed Man vs Machine at Carnegie Mellon University.  Mr. Les graduated from U.C. Irvine in 2010 with a B.S. in Information and Computer Science. Mr. Les is qualified as a director based on the fact that he has been active in the bitcoin industry as a miner, studying protocol development and evaluating a variety of crypto investment strategies.  Mr. Les also brings technical expertise in bitcoin mining, our Company’s main focus, and his knowledge, experience, and expertise in the bitcoin mining industry allows him to make incisive insights regarding our business and to provide timely advice to the Board, its committees, and to management.

Benjamin Yi has been serving as an interim director of the Company since being appointed by the Board in October 2018 to fill the vacancy on our Board.  Mr. Yi also serves as Chairman of the Audit Committee. Mr. Yi currently serves as Head of Capital Markets at IOU Financial, Inc., an industry leader in online lending to small businesses across North America, where he specializes in capital markets and corporate development. Previously, he served as Vice President of Corporate Development and Strategy at Dundee 360 Real Estate Corporation, a real estate development and services subsidiary of Dundee Corporation, from September of 2015 to September of 2016. Prior to Dundee 360, Mr. Yi served in various progressively senior roles, including as an investment analyst at Dundee Corporation, from April of 2010 to August of 2015, and as senior analyst for product development and analytics at the predecessor to 1832 Asset Management L.P., the Canadian subsidiary of Scotiabank, from July of 2006 to April of 2010. In addition to his executive and financial experience, Mr. Yi has substantial corporate governance experience:  Mr. Yi served as an Independent Director and chairman of the Corporate Governance and Remuneration Committee of PetroMaroc Corporation, plc, a UK-based energy company, from December 2013 to December of 2016; as a member of the Board of Managers and Audit Committee of Android Industries, LLC, an Auburn Hills-based assembler of complex modules for the automotive industry, from January of 2014 to September of 2016; and, as Independent Director and member and occasional chairman of the Audit Committee of Woulfe Mining Corporation, a publicly-traded Vancouver-based mining company, from October of 2013 to September of 2015.

Unless authority to vote for the nominees named above is withheld, the Shares represented by the enclosed proxy will be voted “FOR” the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the Shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Family Relationships

There are no family relationships among our named executive officers and directors.

Vote Required

Pursuant to our Bylaws, the nominees for director who receive a plurality of the “FOR” votes will be elected to the Board. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all of or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal.  Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors.  As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote.  Abstentions and  broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Information about the Board of Directors and Committees

Independence of Directors

Our Board is currently comprised of three (3) non-employee directors, all three (3) of whom are independent directors.  The Board, upon recommendation of the Nominating and Governance Committee, unanimously determined that each of our three (3) non-employee directors is “independent,” as such term is defined in the Nasdaq Market Rules and the applicable SEC rules.

The definition of “independent director” included in the Nasdaq Market Rules includes a series of objective tests, such as whether the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Nasdaq Market Rules and the applicable SEC rules.  As required by the Nasdaq Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Nasdaq Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that such relationships were not material so as to impair the affected director’s independence under the applicable standards. No unusual discounts or terms were extended to any director, any affiliate of any director, or any entity affiliated with any director.

Board Leadership Structure

Our Board’s leadership is currently structured as follows:

•

a Chairman of the Board who oversees the regular meetings of the Board and sets the agenda for such meetings;

•

a robust committee structure of the Board comprised solely of committees of independent directors; and

•

engaged Board members who are independent and who conduct candid and constructive discussions and deliberations among themselves and with management and outside advisors.

Our Board elects a Chairman from among the directors. Our Board combines or separates the positions of Chairman and Chief Executive Officer based on what its members believe best serves the needs of the Company and our stockholders at any particular time based on then-existing facts and circumstances and has determined to separate the positions of Chairman and Chief Executive Officer at the present time.

Our Board believes that its current leadership structure provides the Company with independent director leadership and oversight, while providing our Chief Executive Officer, Mr. McGonegal, the space to focus on fulfilling his mandates as our Chief Executive Officer. Our independent directors believe Mr. McGonegal’s in-depth knowledge of our business and its challenges and opportunities, as well as his extensive understanding of our day-to-day operations and his ability to provide insight and direction on important strategic initiatives, make him well positioned to effectively manage the Company as its Chief Executive Officer and to bring key business and stakeholder issues to the Board’s attention.

Our Board believes the following are certain key factors providing it appropriate opportunities for oversight, discussion and evaluation of Riot’s decisions and direction:

•

the independence of each director;

•

the ability of independent directors to participate in the agenda-setting process for our Board and committee meetings;

•

regularly scheduled executive sessions of independent directors; and

•

our directors’ access to management.

The actions by our Board in adapting its leadership structure in response to the changes in its leadership and the challenges faced by the Company evidence the Board’s proactive commitment to strong corporate governance and appropriate independent director oversight of management.  Our Board does not, however, necessarily believe the present separation of the Chief Executive Officer and Chairman position is the permanent optimal structure for the Company’s leadership and maintains its strong commitment to flexibility in the face of ever evolving facts and circumstances.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend regular Board meetings and meetings of the committees on which they serve, with the understanding that, on occasion, a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting all of the then-serving directors attended the last year’s annual meeting of stockholders, held on June 15, 2018.

The independent directors meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as they deem appropriate.

Executive Sessions of Independent Directors and Self-Evaluations

Our Board and its three (3) standing committees meet throughout the year on a set schedule and also hold special meetings and may act by written consent from time to time as appropriate.  Executive sessions of independent directors are provided for in the agenda for each regularly scheduled Board meeting.

In 2018, the Board held 21 regular and special meetings and may also act by written consent. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the independent directors attended 100% of the regular and special executive sessions that were held during his or her term of office.

An important part of the executive sessions of independent directors of our Board and its three (3) standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, the design of which is for continuous improvement in performance and effectiveness. Our Nominating and Governance Committee facilitates our Board’s annual self-evaluation.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but rather administers this oversight function through the three (3) standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics and Business Conduct. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating and Governance Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

The Board of Directors has a process for stockholders to communicate with directors. Stockholders should write to the Company’s Chief Executive Officer at: Riot Blockchain, Inc., Attention: Board of Directors, 202 6th Street, Suite 401, Castle Rock, Colorado 80104 and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the Chief Executive Officer, to matters on the Board’s agenda.

Committees of the Board

Our Board has three (3) standing committees, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Nasdaq Market Rules and applicable SEC rules. Each of the committees operates pursuant to its charter. The committees regularly report their activities and actions to our full Board, generally at the next Board meeting following a committee meeting. The committee charters are reviewed annually by the Nominating and Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charter of each of our Audit Committee, Nominating and Governance Committee, and Compensation Committee complies with the applicable Nasdaq corporate governance requirements.  Copies of each of the charters for the three (3) standing committees are available on the Company’s website at: www.riotblockchain.com/governance-docs  by following the link for each of the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee, and are also available to stockholders free of charge upon written request to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104. The principal functions of each of the three (3) standing committee are summarized below.

Audit Committee

Our Audit Committee oversees our independent registered public accounting firm and accounting and internal control matters. Our Audit Committee also assists our Board in fulfilling its responsibilities to oversee, among other things:

•

The integrity of our financial statements;

•

Our compliance with relevant legal and regulatory requirements;

•

Our internal control over financial reporting;

•

Our independent registered public accounting firm’s qualifications and independence; and

•

The performance of our internal audit function and our independent registered public accounting firm.

The purposes and responsibilities of our Audit Committee also include:

•

Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm;

•

Pre-approving, or adopting appropriate procedures to pre-approve, all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm;

•

Reviewing and discussing with our independent registered public accounting firm and our management (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles, (ii) the effect of regulatory and accounting initiatives or actions applicable to us, as well as off-balance sheet structures, on our financial statements, and (iii) any major issues concerning the adequacy of our internal controls and any special steps adopted in light of any material control deficiencies;

•

Discussing guidelines and policies governing the process by which our management assesses and manages exposure major risk exposures;

•

Reviewing and discussing our earnings press releases with management and our independent registered public accounting firm; and

•

Reviewing and discussing with our independent registered public accounting firm and our management quarterly and year-end operating results, reviewing our interim financial statements included in our Quarterly Reports on Form 10-Q, and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

A more detailed description of our Audit Committee’s purposes and responsibilities is contained in its charter, which is available at our website at: www.riotblockchain.com/governance-docs.

The Board has affirmatively determined in its business judgment that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules, the Sarbanes-Oxley Act of 2002, and the Nasdaq Market Rules. The Board has determined, in its business judgment, that Messrs. Remo Mancini and Benjamin Yi of the Audit Committee each meet the qualifications of an “audit committee financial expert,” as that term is defined under the SEC rules, and that both Messrs. Mancini and Yi are independent of Riot.  The Audit Committee held 8 meetings during the year ended December 31, 2018, including meeting regularly with the Company’s auditor, both privately and with representatives of the Company’s management present. The Company’s Audit Committee currently consists of the following members: Benjamin Yi, Remo Mancini, and Jason Les. Mr. Yi serves as Chairman of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The following Report of our Audit Committee does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The role of the Audit Committee is, among other things, to assist the Board in its oversight of:

•

The integrity of Riot’s financial statements;

•

Riot’s compliance with relevant legal and regulatory requirements;

•

Riot’s internal controls over financial reporting;

•

The qualifications and independence of Riot’s independent registered public accounting firm; and

•

The performance of Riot’s internal audit functions and that of its independent registered public accounting firm.

The Board has determined that, in its business judgment, all members of the Audit Committee are independent within the meaning of the Nasdaq Market Rules, the Sarbanes-Oxley Act of 2002 and related rules of the SEC.

Riot’s management is responsible for the preparation, presentation and integrity of Riot’s financial statements and the effectiveness of Riot’s system of internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Riot’s independent registered public accounting firm for the fiscal year ending December 31, 2019, Marcum, LLP (“Marcum”), which performed the audit of the Company’s financial statements included in the Annual Report for the fiscal year ended December 31, 2018 is responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. Marcum also is responsible for auditing the effectiveness of Riot’s internal control over financial reporting.  The Audit Committee has met and held discussions with management and Marcum. The Audit Committee discussed with Management and Marcum the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with Marcum and Riot’s Chief Financial Officer (Principal Accounting Officer), with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of Riot’s internal control over financial reporting and the overall quality of Riot’s financial reporting. Management has represented to the Audit Committee that Riot’s consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles.

In the performance of its oversight function, the Audit Committee has:

•

Reviewed and discussed with management and Marcum Riot’s internal controls over financial reporting, including a review of management’s report on its assessment and Marcum’s audit of the effectiveness of Riot’s internal controls over financial reporting and any significant deficiencies or material weaknesses identified by such audit;

•

Considered, reviewed and discussed the audited financial statements with management and Marcum, including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;

•

Discussed with Marcum the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;

•

Received, reviewed and discussed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence; and

•

Reviewed the services provided by Marcum other than its audit services and considered whether the provision of such other services by Marcum is compatible with maintaining its independence, discussed with Marcum its independence, and concluded that Marcum is independent from Riot and its management.

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on Form 10-K/A, for filing with the SEC.  The Audit Committee also has appointed, and has requested stockholder ratification of the appointment of, Marcum as Riot’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Respectfully submitted,

The Audit Committee of Riot Blockchain, Inc.
Benjamin Yi, Chairman
Jason Les
Remo Mancini

Compensation Committee

The Compensation Committee is responsible for, among other things:

•	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
•	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	negotiating and overseeing employment agreements with officers and directors; and
•	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

A more detailed description of our Compensation Committee’s purposes and responsibilities is contained within its charter, which is available at our website at: www.riotblockchain.com/governance-docs.

When evaluating the compensation of our executive officers, the Compensation Committee evaluates factors including the executive’s responsibilities, experience and the competitive marketplace.  The Compensation Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.

The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The Compensation Committee did not retain any such advisor for 2018; however, the Compensation Committee retained Meridian Consultants in connection with the preparation of the new Riot Blockchain, Inc. 2019 Equity Compensation Plan. The Compensation Committee held 3 meetings during the year ended December 31, 2018. The Company’s Compensation Committee currently consists of the following members: Jason Les, Benjamin Yi, and Remo Mancini. Mr. Les serves as Chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under the Nasdaq Market Rules and the applicable SEC rules.

Nominating and Governance Committee

The Nominating and Governance Committee, among other things, is responsible for:

•	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
•	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and committee Charters;
•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	overseeing the Company’s compliance program, including the Code of Conduct; and
•

overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

A more detailed description of our Nominating and Governance Committee’s purposes and responsibilities is contained within its charter, which is available at our website at: www.riotblockchain.com/governance-docs.

The Nominating and Governance Committee held 2 meetings during the year ended December 31, 2018. The Company’s Nominating and Governance Committee currently consists of the following members: Remo Mancini, Benjamin Yi, and Jason Les. Mr. Mancini serves as Chairman of the Nominating and Governance Committee.

Consideration of Director Nominees

As specified in our Corporate Governance Guidelines, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Guidelines. The Nominating and Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, our management, or third parties.

Corporate Governance Matters

Our Board has been focused on and committed to responsible and effective corporate governance. Our Board has adopted Corporate Governance Guidelines based on the best practices in our industry and the Board continues to review and adapt them over time. Our Governance and Nominating Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to our Board concerning corporate governance matters. Our Board regularly reviews our Corporate Governance Guidelines and updates them periodically in response to changing regulatory requirements and evolving governance practices. Our Corporate Governance Guidelines, Articles of Incorporation and Bylaws address matters including:

•

Board composition and Director independence;

•

Selection of the Chairman and Board nominees;

•

Board membership criteria;

•

Plurality voting for the election of directors;

•

Director compensation, orientation, and continuing education;

•

Stock ownership guidelines;

•

Prohibitions on hedging, margin accounts and pledging transactions;

•

Meeting schedules and agenda;

•

Executive sessions of independent directors;

•

Access to management;

•

Board committees and membership;

•

Board and director responsibilities;

•

Management succession planning;

•

Named executive officer performance evaluation and compensation; and

•

Board and committee self-evaluations to assess the effectiveness of the Board and its committees at fulfilling their various mandates.

A copy of our Corporate Governance Guidelines is available on the Corporate Governance section of our website at: www.riotblockchain.com/governance-docs.

Code of Conduct

Our Code of Ethics and Business Conduct (the “Code”) applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our principal executive officer and our principal financial officer.  We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code is publicly available and can be found on our website at www.riotblockchain.com/governance-docs under the heading “Code of Ethics and Business Conduct.”

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our named executive officers, directors, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and stockholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

Certain Relationships and Related Transactions

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. This includes current or proposed transactions in which we were or are to be a participant, the amount involved exceeds the lower of either $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our named executive officers, directors, or greater than five percent stockholders, or any members of their immediate families, has a direct or indirect material interest. Apart from any transactions disclosed herein, no such transaction was entered into with any director or named executive officers during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics and Business Conduct.

Except for the employment agreements previously entered into between us and certain of our named executive officers, since January 1, 2018, none of our directors or named executive officers, nor any person who owned of record or was known to own beneficially more than 5% of the outstanding Shares of our common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect us.

EXECUTIVE OFFICERS AND MANAGEMENT

The following person is our executive officer and holds the office set forth opposite his name.

Name	Age	Principal Occupation	Officer Since
Jeffrey G. McGonegal (1)	67	Chief Executive Officer and Chief Financial Officer	2003

———————

(1)

Jeffrey G. McGonegal was appointed Chief Executive Officer as of February 6, 2019 and was appointed Chief Financial Officer on August 15, 2019. He previously served as Chief Financial Officer of the Company from June 2003 to February 27, 2018, subsequently serving as the Company’s Principal Accounting Officer to April 30, 2018. He was appointed Corporate Secretary in January 2010 through April 30, 2018 and served as interim President in December 2004 and January 2005. Subsequent to April 30, 2018, Mr. McGonegal served as a consultant to the Company. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman LLP, Mr. McGonegal served as Managing Partner of the Denver, Colorado office. He received a B.S. degree in accounting from Florida State University.

EXECUTIVE COMPENSATION

Summary Compensation Table

This table provides disclosure, for fiscal years 2018 and 2017 for the named executive officers (including former named executive officers).

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (7) ($)	Option Awards (8) ($)	Non-Equity Incentive Plan Compen- sation (9) ($)	All Other Compen- sation ($)	Total ($)

Jeffrey G. McGonegal,	2018	272,005	70,000	—	45,017	—	13,632	400,654
Chief Financial Officer (1)	2017	272,005	140,000	127,800	—	—	169,843	709,648

Christopher Ensey,	2018	248,208	—	859,660	701,970	—	5,845	1,815,683
Chief Executive Officer (former) (2)	2017	—	—	—	—	—	—	—

Stephen T. Lundy,	2018	—	—	—	—	—	—	—
Chief Executive Officer and President (former) (3)	2017	111,881	—	62,600	—	—	544,692	719,173

John R. O’Rourke,	2018	206,500	—	—	—	—	920	207,420
Chief Executive Officer and President (former) (4)	2017	50,000	—	—	609,742	—	—	659,742

Robby Chang,	2018	210,256	—	646,680	—	—	4,370	861,306
Chief Financial Officer (former) (5)	2017	—	—	—	—	—	—	—

Michael Beeghley,	2018	—	—	—	—	—	—	—
Chief Executive Officer (former) (6)	2017	9,000	—	270,000	60,739	—	—	339,739

———————

(1)

Mr. McGonegal served as Chief Financial Officer until February 27, 2018, and thereafter as Principal Accounting Officer until April 30, 2018. Subsequent to April 30, 2018, Mr. McGonegal served in a consulting role. During 2018 his aggregate annual compensation was $272,005. During the first quarter of 2018 Mr. McGonegal was awarded a performance bonus of $70,000 and during 2017 he was awarded a performance bonus and a retention bonus which in total amounted to $140,000. The amounts included in “All Other Compensation” for Mr. McGonegal represent a one-time payment of $150,013 paid in 2017 to Mr. McGonegal for his agreement to waive his rights to stock options and unvested restricted common share rights and the amounts paid to or on his behalf for medical insurance at a total cost of $13,632 and $19,830 in 2018 and 2017, respectively. Effective February 6, 2019, Mr. McGonegal was named Chief Executive Officer of the Company and, effective August 15, 2019, was appointed Chief Financial Officer.

(2)

Effective January 28, 2018, Mr. Ensey was named Chief Operating Officer at an annual base salary of $250,000 and, effective September 8, 2018, he was named the Interim Chief Executive Officer with his annual compensation increased to $306,000. The amounts included in “All Other Compensation” for Mr. Ensey represent a $3,000 relocation expense allowance paid under the terms of his original employment agreement and $2,845 for amounts paid to or on his behalf for medical insurance in 2018. Mr. Ensey’s Executive Employment Agreement was terminated without cause as of February 5, 2019, thereby terminating his roles as Interim Chief Executive Officer and Chief Operating Officer of the Company.

(3)

Mr. Lundy’s annual salary was $382,525 until his separation from the Company as of April 6, 2017. Mr. Lundy also served as a director of the Company; he did not receive additional compensation for serving in such role. Amounts included in “All Other Compensation” include: temporary living and travel accommodations he was provided at a total cost of $19,695 and $42,872 in 2017 and 2016, respectively, coverage under the Company’s group medical plan at a total cost of $24,629 and $18,226 in 2017 and 2016, respectively. Also included in “All Other Compensation” for 2017 include: payment of severance and accrued vacation benefits totaling $391,125, and $82,000 paid to Mr. Lundy for his agreement to waive his rights to stock options and unvested restricted common share rights and $27,243 for payoff of a leased vehicle provided to Mr. Lundy under the terms of his separation agreement in 2017. Mr. Lundy resigned as Director, Chief Executive Officer and President on April 6, 2017.

(4)

Effective October 9, 2017, Mr. O’Rourke was named President of the Company at an annual base salary of $120,000 and as of November 3, 2017 to the additional office of Chief Executive Officer, with a revised annual base salary of $300,000. Mr. O’Rourke has also served as a director of the Company since January 6, 2017 and received additional compensation for serving in such role until his resignation and termination on September 8, 2018.

(5)

Effective February 27, 2018, Mr. Chang was appointed the Chief Financial Officer of the Company at an annual base salary of $250,000 in accordance with the Company’s regular payroll practices. Mr. Chang also received equity awards in compensation for his services, which are reflected under the “Stock Awards” and “Option Awards” columns of this chart, where applicable. On August 15, 2019, Mr. Chang was terminated from his position as the Company’s Chief Financial Officer by the Board.

(6)

Effective April 6, 2017, Mr. Beeghley was named Chief Executive Officer, with a monthly salary of $1,500. Mr. Beeghley also served as a director of the Company since November 30, 2016 and received additional compensation for serving in such role also served as a director of the Company until his resignation on November 3, 2017, as Director and Chief Executive Officer.

(7)

The “Stock Awards” columns reflect Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2018 and 2017, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 8 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2018, as amended on Form 10-K/A, for details as to the assumptions used to determine the grant date fair value of the restricted stock awards. According to ASC 718, the value of Stock Awards is reported as of the date of grant based on the last reported trading price of our securities on the Nasdaq Capital Market, excluding the effect of possible forfeitures. Recipients of such Stock Awards may, therefore, experience diminution in value of their Stock Awards over time based on fluctuations in the trading price of our securities.

(8)

The “Option Awards” columns reflect the grant date fair value for all stock option awards granted under the 2002 Stock Plan or the 2017 Equity Incentive Plan during 2018 and 2017. These amounts are determined in accordance with FASB ASC 718, without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in these columns for 2018 and 2017 are included in footnote 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2018 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended on Form 10-K/A. According to ASC 718, the value of Option Awards is reported as of the date of grant based on the last reported trading price of our securities on the Nasdaq Capital Market, excluding the effect of possible forfeitures. Recipients of such Option Awards may, therefore, experience diminution in value of their Option Awards over time based on fluctuations in the trading price of our securities.

(8)

The “Non-Equity Incentive Plan Compensation” column reflects the annual cash bonuses paid on a discretionary basis or earned under the Company’s Incentive Plan. The bonus amounts listed were earned for the fiscal year reported, but certain amounts paid in the subsequent year. Amounts for 2018 and 2017 for Mr. McGonegal reflect payments of an $80,000 of retention bonuses paid by the Company in connection with the execution of a retention agreement.

Outstanding Equity Awards at Fiscal Year End

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2018:

	Option Awards					Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Stock Options Held at Fiscal Year-End (#)	Number of Shares of Restricted Stock and Restricted Stock Units Held at Fiscal Year-End (#)

Jeffrey G. McGonegal (1)	12,000	—	—	4.09	09/20/2028	—	—	—	5,000

Robby Chang (former) (2)	—	—	—	—	—	35,000	52,850	—	37,000

Christopher Ensey (former) (3)	45,833	4,617		18.50	01/27/2008	25,000	40,897		46,916

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(1)

Mr. McGonegal served as Chief Financial Officer until February 27, 2018, and thereafter as Principal Accounting Officer until April 30, 2018. Subsequent to April 30, 2018, Mr. McGonegal served in a consulting role. Mr. McGonegal was awarded 5,000 vested restricted stock units awarded on November 3, 2017, which vested over a seven (7) month period after the date of grant, as well as 12,000 fully vested stock options issued on September 20, 2018 under the 2017 Equity Plan, exercisable at an exercise price of $4.09 per share.

(2)

As of December 31, 2018, this included 60,000 restricted common shares awarded at a value of $9.96, on February 27, 2018, 2017, in connection with signing an employment agreement, vesting monthly at a rate of 1/24 of such shares per month, starting one month after the grant date, with 25,000 vested but none issued as of December 31, 2018. Also includes 12,000 restricted common shares awarded at a value of $4.09, on September 20, 2018, 100% vested at grant date, with 12,000 vested but not issued as of December 31, 2018.

(3)

As of December 31, 2018, this included options to purchase: 50,000 at $18.50 per share granted on January 28, 2018, vesting monthly at a rate of 1/12 of such shares per month, starting one month after the grant date issued in connection with signing an employment agreement. Also includes 50,000 restricted common shares awarded in connection with signing an employment agreement at a value of $15.23 on the date of award, January 28, 2018, which shares vest monthly at a rate of 1/24 of such shares per month, starting one month after the grant date, with 22,916 vested but unissued shares accrued as of December 31, 2018. Also includes 24,000 restricted common shares awarded at a value of $4.09 on the date of award, September 20, 2018, 100% of which vested as of the date of the grant, with 24,000 of such shares vested but unissued as of December 31, 2018.  Subsequent to December 31, 2018, following his separation from the Company, these amounts have been resolved via separation agreement and, accordingly, are no longer outstanding as of the date of this Proxy Statement.

Employment Agreements

The Company has entered into employment agreements with, and provides post-employment benefits to, its named executive officers as follows:

Jeffrey G. McGonegal, Chief Executive Officer and Chief Financial Officer – The Company appointed Jeffrey G. McGonegal, 67, to the role of Chief Executive Officer, effective February 5, 2019, for a period of twelve (12) months according to the terms of an executive employment agreement by and between the Company and Mr. McGonegal (the “McGonegal Employment Agreement”). According to the terms of the McGonegal Employment Agreement, Mr. McGonegal will receive a prorated annual salary of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) for a period of twelve (12) months in accordance with the Company’s regular payroll practices as compensation for his services as Chief Executive Officer. Mr. McGonegal will be eligible, according to a periodic vesting schedule, for equity awards which, upon full vesting at the end of the initial twelve (12) month employment period, will entitle Mr. McGonegal to an additional Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) split between cash and equity, 30% to 70%, respectively. Any equity Mr. McGonegal may receive pursuant to the McGonegal Employment Agreement will be awarded in restricted stock units of Shares of our common stock, which are convertible into Shares of our common stock on a one-for-one basis subject to the removal of the restrictive ledgers stamped thereon.

Robby Chang, Chief Financial Officer (former).  On February 27, 2018 the Board of Directors appointed Mr. Robby Chang to the position of Chief Financial Officer and to serve as Principal Accounting Officer effective upon completion of the Company’s 2017 audit and filing of its Annual Report on Form 10-K for the year ended December 31, 2017. The appointment of Mr. Chang to the position of Chief Financial Officer was made pursuant to the terms of an Employment Agreement (the “Chang Employment Agreement”) dated February 27, 2018 (the “Chang Effective Date”) with the Company’s wholly-owned subsidiary Riot Blockchain Canada Inc., a company organized under the laws of British Columbia, which provided for his appointment as Chief Financial Officer for a term of two years which term commenced on the Chang Effective Date. Pursuant to the terms of the Chang Employment Agreement and in consideration for his services to the Company, Mr. Chang received a base salary of $250,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Mr. Chang was eligible to receive a bonus in the amount of up to 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and was eligible to participate in any equity-based incentive compensation plan or program adopted by the Company. Mr. Chang also received an award of 60,000 restricted shares of the Company’s common stock, which vested in twenty-four (24) equal monthly installments over a two-year period, beginning on the one month anniversary of the date of issuance. Mr. Chang’s employment with the Company was terminated effective August 15, 2019.

Christopher Ensey, Interim Chief Executive Officer and Chief Operating Officer (former). On January 27, 2018, the Company, entered into an executive employment agreement with Christopher Ensey, providing for his appointment as Chief Operating Officer of the Company for a term of two years. Pursuant to the agreement and in consideration for his services to the Company, Mr. Ensey received a prorated base salary of $250,000 per year in accordance with the Company’s regular payroll practices.  For each fiscal year during the term of employment, Mr. Ensey was eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and was eligible to participate in any equity-based incentive compensation plan or program adopted by the Company. Mr. Ensey also received an award of 50,000 restricted shares of the Company’s common stock, which vested in 24 equal monthly installments over a two year period, beginning on the one month anniversary of the date of issuance and options to purchase 50,000 shares of common stock which vested in 12 equal monthly installments, beginning on the one month anniversary of the effective date of the agreement, with an exercise price of $18.50 per share.  The Company appointed Mr. Ensey as its interim Chief Executive Officer effective September 20, 2018.  Subsequently, the Company and Mr. Ensey entered into an amendment to the Ensey Employment Agreement on September 20, 2019 (the “Amended Ensey Employment Agreement”), which provided for an increased base salary of $306,000 per annum in accordance with the Company’s regular payroll practices.  Further, the Amended Ensey Employment Agreement provided for the grant of an award of 24,000 restricted stock units to Mr. Ensey, which restricted stock units were convertible into Shares on a one-for-one basis under the 2017 Equity Plan. Mr. Ensey’s employment with the Company was terminated effective January 27, 2019.

Potential Post-Employment Benefits

As of December 31, 2018, the Company did not have a plan which provides for payment of retirement benefits, or benefits that may be paid primarily following retirement. The following table discloses the potential post-employment termination benefits that may have been received by the named executive officers if a termination event had occurred on December 31, 2018 according to the employment agreements between the Company and each of the named executive officers:

Named Executive Officer	Benefit	Termination without Cause ($)	Death or Disability ($)	Change in Control (Single Trigger) ($)	Change in Control (Double Trigger) ($)(3)

Christopher Ensey	Severance	153,000	153,000		153,000
(former) (1)	Restricted Common Shares				73,990
	Options
	Total	153,000	153,000		226,990

Robby Chang	Severance	125,000			125,000
(former)(2)	Restricted Common Shares				37,750
	Options
	Total	125,000			162,750

———————

(1)

Christopher Ensey was appointed interim Chief Executive Officer on September 8, 2018 and was terminated on February 8, 2019. According to the terms of the Ensey Employment Agreement, as amended, upon termination of employment for any reason, Mr. Ensey was entitled to:  (A) all base salary earned through the date of termination; (B) any and all reasonable expenses paid or incurred by Mr. Ensey in connection with and related to the performance of his duties and responsibilities for the Company during the period ending on the termination date; (C) any accrued but unused vacation time through the termination date in accordance with Company policy; (D) any annual bonuses awarded by the Compensation Committee through the date of termination; and (E) all Share awards earned and vested prior to termination.

Additionally, if Mr. Ensey’s employment was terminated prior to expiration of the term of the Ensey Employment Agreement, as amended (including due to his death or disability), unless his employment was terminated for or he terminated his employment without good reason and other than for a change in control, Mr. Ensey may have been be entitled to receive a cash amount equal to one hundred percent (100%) of the sum of his base salary earned during the six (6) months immediately preceding the date of termination. These potential post-employment benefits, as well as any annual bonuses and stock-based compensation received by Mr. Ensey during his employment with the Company are subject to certain clawback rights upon the occurrence of certain defined clawback events, as specified in the Ensey Employment Agreement, as amended.

(2)

Robby Chang was appointed Chief Financial Officer on February 27, 2017 and was terminated on August 15, 2019. According to the terms of the Chang Employment Agreement, upon Mr. Chang’s termination from employment with the Company for any reason, Mr. Chang was entitled to:  (A) all base salary earned through the date of termination; (B) any and all reasonable expenses paid or incurred by Mr. Chang in connection with and related to the performance of his duties and responsibilities for the Company during the period ending on the termination; (C) any accrued but unused vacation time through the termination date in accordance with Company policy; (D) any annual bonuses awarded by the Compensation Committee through the date of termination; and (E) all Share awards earned and vested prior to termination.

Additionally, if Mr. Chang’s employment was terminated without cause Riot, Mr. Chang was entitled to receive the greater of: (i) cash amount equivalent to six (6) months of base salary at the rate in effect at the time of termination (the “Chang Separation Payment”); and (ii) Mr. Chang’s minimum entitlement to notice, pay in lieu of notice, severance pay (if applicable), vacation pay and any additional minimum entitlement pursuant to the Chang Employment Agreement and applicable Canadian law. These potential post-employment benefits, as well as any annual bonuses and stock-based compensation received by Mr. Chang during his employment with the Company are subject to certain clawback rights upon the occurrence of certain defined clawback events, as specified in the Chang Employment Agreement.

(3)

Under the Change in Control Policy upon consummation of a Change in Control (as defined in the 2017 Equity Plan) any unvested restricted Shares of common stock and stock options held by a Named Executive Officer accelerate and vest upon the consummation of a Change in Control.  This column shows the value of unvested restricted Shares of common stock and stock options that would have been received upon acceleration of unvested equity rights as of December 31, 2018. The closing price of the Company’s common stock on December 31, 2018 was $1.51 per share.

Director Compensation

Effective March 2018, each non-employee director receives cash compensation of $3,000 per month. Effective September 2018, the Chairman of the Board receives an additional $8,000 cash compensation per month for his service as Chairman of the Board and Chairman of the Nominating Committee; each of the chairmen of the Compensation Committee and the Audit Committee receive an additional $1,000 cash compensation per month for their services. Our non-employee directors typically receive an annual restricted stock unit award vesting monthly over a predetermined time period; which awards are usually settled in Shares of our common stock on a one-for-one basis out of our then-in effect equity plan as soon as is reasonably practicable after vesting in accordance with the Company’s ordinary pay practices. The directors are also reimbursed for all expenses incurred by them in attending board and committee meetings.

The following table shows the total compensation paid or accrued during the year ended December 31, 2018 to each of our directors, current and former, for services as our director:

Name	Cash Fees ($)	Stock Awards ($)(6)	Option Awards ($)	Total ($)(7)

Remo Mancini (1)	85,009	619,860		704,869
Benjamin Yi	10,688			10,688
Jason Les (2)	46,160	108,630		154,790
John R. O’Rourke (former) (3)	2,000			2,000
Andrew J. Kaplan (former) (4)	32,489	108,630		141,119
Eric So (former) (5)	2,000			2,000

———————

(1)

Stock awards include 76,500 vested restricted stock units awarded in March and September of 2018 which may be settled with Shares of our common stock on a one-for-one basis.

(2)

Stock awards include 19,500 vested restricted stock units awarded in March and September of 2018 which may be settled with Shares of our common stock on a one-for-one basis.

(3)

Compensation paid to Mr. O’Rourke’s is for fees for Board service in January 2018 and February 2018. Also see the section of this Proxy Statement entitled “Executive Compensation.” Mr. O’Rourke resigned from his position as a director of the Company effective as of September 8, 2018.

(4)

Stock awards include 7,500 restricted common shares awarded at a value of $7.94, on March 21, 2018, vesting monthly at a rate of 1/6 of such shares per month, starting one month after the grant date. Also includes 12,000 restricted common shares awarded at a value of $4.09, on September 20, 2018, vested 100% at date of grant. Mr. Kaplan resigned from his position as a director of the Company effective as of October 22, 2018

(5)

Mr. So resigned from his position as a director of the Company effective as of February 16, 2018.

(6)

The “Stock Awards” columns reflect the aggregate grant date fair value for restricted stock awards (which include stock options, grants of restricted stock, and grants of restricted stock units) granted during fiscal years 2018 and 2017, computed in accordance with FASB ASC Topic 718. See Note 8 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2018, as amended on Form 10-K/A, for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

(7)

The amounts reflected on this table are computed in accordance with FASB ASC Topic 718 and therefore reflect the fair value of any stock awards as of the date of grant.  According to ASC 718, fair value for these stock awards is recorded as the last reported trading price of our securities on the Nasdaq Capital Market on the date of grant, without accounting for the effect of possible forfeitures.  Stock Awards are subject to fluctuations in the trading price of our securities while they remain unsettled; accordingly, the reported value of these Stock Awards may not reflect the actual value received by award recipients upon vesting and settlement.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2018. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders:

Stock-Based Compensation Table

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Stock-Based Compensation Plans Approved by Stockholders	493,354	$15.71	127,189
Stock-Based Compensation Plans Not Approved by Stockholders	—	—	—
Total	493,354	$15.71	127,189

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed Marcum, LLP, as the independent registered public accounting firm to audit our financial statements for the fiscal years ending on December 31, 2018 and December 31, 2019. A representative of Marcum, LLP is not expected to be present in person but will attend telephonically at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained Marcum, LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2019.  Marcum, LLP also performed the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 31, 2018.

Change from MNP LLP to Marcum, LLP

On January 30, 2019, the Company dismissed MNP LLP as the Company’s independent registered public accounting firm. The Audit Committee and the Board approved the dismissal of MNP LLP.

The report of MNP LLP on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

During the period of MNP LLP’s engagement as the Company’s independent registered public accounting firm from January 5, 2018 through January 30, 2019 (the “MNP Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with MNP LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP LLP, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the MNP Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided MNP LLP with a copy of its Current Report on Form 8-K disclosing the Company’s dismissal of MNP LLP prior to its filing with the SEC and requested MNP LLP furnish the Company with a letter addressed to the SEC, stating whether or not it agreed with the statements made by the Company therein in response to Item 304(a) of Regulation S-K as the same pertain to MNP LLP and, if not, stating the respect in which it did not agree. A copy of MNP LLP letter confirming its agreement with the disclosures regarding its removal as our independent registered public accounting firm was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on February 1, 2018.

On January 30, 2018, the Company engaged Marcum, LLP, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm for the fiscal year ending December 31, 2019, as well as to perform the audit of our consolidated financial statements for the fiscal year ended December 31, 2018, included in the Annual Report. During our two most recent fiscal years through December 31, 2018, and the subsequent interim period through January 30, 2019 neither us nor anyone on our behalf consulted Marcum, LLP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Fees

Fees billed for professional services rendered by Marcum, LLP for the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2018 were incurred in 2019. Fees billed for professional services rendered by MNP LLP for the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2017, as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such fiscal year and the first three quarters of 2018. Audit fees for professional services rendered by Marcum, LLP and MNP LLP (the Company’s prior auditor) in connection with the Company’s 2018 financial reports totaled $491,000 and $73,000, respectively.

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent registered public accounting firms. Aggregate fees were billed or expected to be billed for services rendered by the Company’s current auditor, Marcum, LLP, as well as those billed for services rendered by the Company’s prior auditors, MNP LLP, and EisnerAmper, LLP, for the years 2018 and 2017 in the following categories and amounts:

	2018	2017

Audit Fees (1)	$564,000	$270,000
Audit Related Fees (2)	74,000	40,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees (3)	$638,000	$310,000

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(1)

Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees for 2018 include services rendered by Marcum LLP for the 2018 audit totaled $491,000 and services rendered by MNP LLP for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2018 totaled $73,000. Audit fees for 2017 include services rendered by MNP LLP for the 2017 audit totaling $184,000 and services rendered by EisnerAmper, LLP, for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2017 totaled $86,000.

(2)

Audit related fees include services reasonably related to the performance of audit and review of the consolidated financial services, including services related to the review of our registration statements. Audit related services rendered by Marcum, LLP, MNP LLP, and EisnerAmper, LLP, for the financial statements for the fiscal year ended December 31, 2018 totaled $4,000, $67,000, and $3,000, respectively. Audit related services rendered by EisnerAmper, LLP, and Crowe, LLP, for the financial statements for the fiscal year ended December 31, 2017 totaled $25,000 and $15,000, respectively.

(3)

Total auditor-related fees incurred by the Company increased significantly for the audit of the Company’s financial statements for the fiscal year ended December 31, 2018, as compared to the audit fees the Company incurred for the audit of its financial statements for the fiscal year ended December 31, 2017, due to increased audit fees incurred in connection with the performance of additional audit procedures associated with the adoption of new accounting standards for the recognition of income from cryptocurrency production, impairment accounting for our cryptocurrency assets, and our debt offering, as well as from compliance with the material weakness in our internal controls over financial reporting identified by Marcum, LLP.

Audit fees in 2018 and 2017 relate to the financial statement audits, the quarterly reviews and also include assistance with the filing of Forms 10-K, 10-K/A, and 10-Q, as well as with filing registration statements, and proxies.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum, LLP as our independent registered public accounting firm, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity, on a purely advisory basis, to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting “FOR” or “AGAINST” the following resolution (or by choosing to “ABSTAIN” with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2019 Proxy Statement, as such compensation is disclosed in the Company’s 2019 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. Your non-binding advisory votes described in this Proposal No. 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board Committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board Committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes, but will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICER, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES

ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under Section 951 of the Dodd-Frank Act, as set forth in Section 14A of the Securities Exchange Act of 1934, as amended, the Company is required at least once every six (6) years to provide its stockholders with an opportunity to vote, on an advisory, non-binding basis, as to the frequency with which the Company should conduct future advisory votes on the compensation of the Company’s named executive officers as disclosed in its annual meeting Proxy Statement. The last such “say-on-frequency” vote by the stockholders occurred at the 2013 annual meeting of stockholders; therefore, a say-on-frequency vote will be held at the Annual Meeting.

The Board of Directors believes that an advisory “Say-On-Pay” vote on executive compensation should be held every year so that stockholders may regularly express their views on our executive compensation program. This Proposal No. 4 gives the Company’s stockholders the opportunity to express their views about the frequency of say-on-pay votes.

This vote will be non-binding on the Board of Directors and may not be construed as overruling any decision by the Board of Directors or as creating or implying any change to the fiduciary duties of the Board.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

Stockholders can choose one of four choices for this Proposal No. 4 on the proxy card: “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN.” The frequency of any future non-binding, advisory votes to approve the compensation of our named executive officers will be determined by a plurality vote; therefore, the particular frequency receiving the greatest number of votes in its favor will be deemed the preference of our stockholders. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will be counted as votes present for quorum purposes, but will not be counted as votes cast and will have no effect on the outcome of the vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF “EVERY YEAR” AS THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICER AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

APPROVAL OF THE NEW RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN

Introduction

At the Annual Meeting, our stockholders will be asked to approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “new 2019 Equity Plan”).

On the recommendation of our Compensation Committee, our Board unanimously approved the new 2019 Equity Plan on July 23, 2019, subject to its approval by our stockholders at the Annual Meeting.  The new 2019 Equity Plan is intended to replace our existing equity incentive plan, the Riot Blockchain, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Equity Plan”), which our stockholders approved in 2017 and is our only plan pursuant to which Shares may be issued in respect of equity compensation. A summary of the new 2019 Equity Plan appears below under the heading “Summary of the New 2019 Equity Plan” and a copy of the new 2019 Equity Plan is attached as Appendix A to this Proxy Statement. Our Board believes it is in the Company’s best interest to have an equity incentive program to promote our long-term growth and performance and to assist in successfully attracting, retaining and motivating award recipients. We believe that the new 2019 Equity Plan provides us with a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our stockholders authorize for incentive purposes.

If our stockholders approve the new 2019 Equity Plan, it will become effective on the date of such stockholder approval (the “Effective Date”), and no further awards will be granted under the 2017 Equity Plan. If our stockholders do not approve the new 2019 Equity Plan, we will not grant awards under the new 2019 Equity Plan.  If the new 2019 Equity Plan is approved by stockholders, any shares of Company common stock (“Shares”) issued to eligible plan participants (“Participants”) after the date of such approval will be counted against the new 2019 Equity Plan share reserve and no further Shares will be issued under the 2017 Equity Plan. Any Shares issued prior to such stockholder approval of the new 2019 Equity Plan will be subject to the terms and conditions of the 2017 Equity Plan, including its applicable share reserve.

We are requesting that the stockholders approve the new 2019 Equity Plan pursuant to which an aggregate of 3,600,000 Shares, plus any Shares issuable under the 2017 Equity Plan which are not subject to outstanding grants, will be initially available for issuance.

Rationale for Implementing Proposed New 2019 Equity Plan

We are asking stockholders to approve the new 2019 Equity Plan because we will be unable to make equity grants to our key employees and non-employee directors once the share reserve is exhausted under the 2017 Equity Plan.  As a result, the Company might need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified talent. Stockholder approval of the new 2019 Equity Plan will allow us to continue to grant equity awards to our executive officers, employees and non-employee directors. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain key employees, encourage Participants to contribute materially to the growth of the Company and align the interests of our Participants with those of our stockholders

Key Features of New 2019 Equity Plan

Some of the key features of the new 2019 Equity Plan are as follows:

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A broad range of equity and cash vehicles. The new 2019 Equity Plan allows the Company to grant the following types of Awards: stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, cash and cash-based performance awards, and other stock-based awards (collectively referred to herein as “Awards”). We believe that the breadth of Awards available under the new 2019 Equity Plan will provide the Committee the flexibility to structure appropriate incentives and respond to market-competitive changes in compensation practices.

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A fixed reserve of Shares of our common stock. The new 2019 Equity Plan provides for a fixed reserve of shares of our common stock to fund awards. The new 2019 Equity Plan does not contain an evergreen provision; accordingly, any increase in the share reserve requires stockholder approval.

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Conservative share-counting provisions. For purposes of determining the number of shares of common stock remaining available for issuance under the new 2019 Equity Plan, we may not add back shares of common stock (i) repurchased on the open market with proceeds from the exercise of a stock option, (ii) tendered or withheld to pay the exercise price of a stock option or grant price, if applicable of a stock appreciation right, (iii) tendered or withheld to pay withholding tax and (iv) that are not issued in connection with the stock settlement of a stock appreciation right.

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Limits on dividends and dividend equivalents. The new 2019 Equity Plan prohibits the current payment of dividends or dividend equivalents on any Awards subject to performance-based or service-based vesting criteria until the achievement of all applicable performance and/or service conditions.

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Limits on the duration of stock options and SARs. The new 2019 Equity Plan sets ten (10) years as the maximum term for stock options and SARs.

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No stock option repricing. The new 2019 Equity Plan prohibits the repricing of stock options and SARs without prior stockholder approval.

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No discounted stock options or SARs. The new 2019 Equity Plan requires the exercise price of stock options and the grant price of SARs to be not less than the fair market value of a share of common stock on the date of grant.

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Compensation recoupment policy. Awards (including any Shares subject to an Award) are subject to any Company policy providing for recovery, recoupment, claw-back and/or other forfeiture.

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Updated performance criteria. The new 2019 Equity Plan includes a non-exhaustive list of performance criteria which the Committee may use in establishing specific performance targets to be attained as a condition to the vesting or payment of an Award.

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Limited term. The new 2019 Equity Plan terminates ten (10) years from the date it is approved by the Company’s stockholders.

Summary Description of the new 2019 Equity Plan

The following is a summary of the key features of the new 2019 Equity Plan. The summary is not a complete description of all the terms of the new 2019 Equity Plan and is qualified in its entirety by reference to the complete text of the new 2019 Equity Plan, which is attached to this Proxy Statement as Appendix A. To the extent there is a conflict between this summary and the actual terms of the new 2019 Equity Plan, the terms of the new 2019 Equity Plan will govern. Awards to be made under the new 2019 Equity Plan will be entirely at the discretion of the Compensation Committee and are therefore not currently determinable.

New Plan Benefit Table

Benefits under the new 2019 Equity Plan are discretionary and are to be determined by the Compensation Committee of the Board. Consequently, it is not possible to determine the future benefits that will be received by Participants in the 2019 Equity Plan.

Administration

The Compensation Committee will have the exclusive authority to administer the new 2019 Equity Plan with respect to Awards made to our executive officers and other eligible employees. The Compensation Committee may delegate all or any portion of its authority to one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, to one or more officers of the Company or other Nonemployee Directors. If the Compensation Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Compensation Committee.

Awards granted to Nonemployee Directors are subject to approval of the Board.

The term ‘‘Administrator’’ as used in this summary and the new 2019 Equity Plan refers to the Compensation Committee, or the Board to the extent it is required to perform all or part of the functions of the Compensation Committee under the new 2019 Equity Plan.

Eligibility

All employees and non-employee directors of the Company and its consolidated subsidiaries will be eligible to participate in the new 2019 Equity Plan. All Riot employees, including our current Chief Executive Officer and three (3) non-employee directors, as well as independent contractors and service providers performing services for the Company, could be eligible to participate in the new 2019 Equity Plan immediately after its Effective Date. The Administrator has not made a determination as to which of these eligible individuals will receive Awards under the new 2019 Equity Plan; however, any number of the Company’s current employees and future employees, including future named executive officers, as well as future non-employee directors, could be eligible to participate in the new 2019 Equity Plan.

Share Reserve

Subject to capitalization adjustments described in the new 2019 Equity Plan enclosed as Appendix A, 3.6 million shares of common stock will be reserved for issuance under the new 2019 Equity Plan all of which may be granted pursuant to an incentive stock option, as defined below. The shares of common stock issuable under the new 2019 Equity Plan may be drawn from shares of our authorized but unissued common stock or from treasury shares (including shares of our common stock that we purchase on the open market or in private transactions).

Share Counting Rules

The number of Shares reserved for issuance under the new 2019 Equity Plan will be reduced by one (1.00) Share for every one (1.00) Share granted in respect of an Award.

Any Shares related to an Award granted under the new 2019 Equity Plan or 2017 Equity Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, are settled in cash in lieu of such Shares, or are exchanged with the Compensation Committee’s permission, prior to the issuance of such Shares, for Awards not involving Shares will be added back to the share reserve and will be available again for future grants under the new 2019 Equity Plan.

Any Shares that are withheld by the Company or tendered (by either actual delivery or attestation) by a Participant to satisfy tax withholding obligations associated with an Award granted under the new 2019 Equity Plan will not be added back to the share reserve and will not become available for future grants under the new 2019 Equity Plan.

Any Shares that are withheld by the Company or tendered (by either actual delivery or attestation) by a Participant to pay the Exercise Price (as defined below) of a stock option will not be added back to the share reserve and will not become available for future grants under the new 2019 Equity Plan.

Any Shares that were subject to a Stock Appreciation Right (“SAR”) granted under the new 2019 Equity Plan that were not issued upon the exercise of such SAR will not be added back to the share reserve and will not become available for future grants under the new 2019 Equity Plan.

Any Shares that were purchased by the Company on the open market with the proceeds from the exercise of a stock option will not be added back to the share reserve and will not become available for future grants under the new 2019 Equity Plan.

Awards

Under the new 2019 Equity Plan, Participants may be granted Awards in the form of: stock options, SARs, restricted stock, restricted stock units, performance share units, performance units, cash awards, performance-based cash awards, and other stock-based awards, or any combination thereof.

The Administrator will have complete discretion to determine which eligible individuals are to receive Awards, the type of Awards to be granted, the time or times when those Awards are to be granted. In addition, the Administrator will have complete discretion to set the terms and conditions of each granted Award (including but not limited to, the number of Shares subject to or cash value of each Award, performance and service conditions, performance period, payout amounts at various levels of achieved performance, Exercise Price (as defined below) or other consideration required to be paid for Shares subject to the Award, and the maximum term for which stock options or SARs are to remain outstanding. In addition, the Administrator, as it deems advisable, may impose restrictions on Shares acquired pursuant to the exercise or settlement of an Award.

Each Award will be evidenced by a written or electronic agreement or statement (“Award Agreement”) that specifies the Award’s terms and conditions as determined by the Compensation Committee.

A detailed description of each type of Award follows.

Stock Options

Under the new 2019 Equity Plan, the Administrator may grant Awards in the form of an option to purchase Shares (“Stock Options”) that are intended to meet the requirements of Section 422 of the Internal Revenue Code (referred to as “Incentive Stock Options”) and other Stock Options that do not meet such requirements (referred to as “Non-Qualified Stock Options”). The applicable Award agreement will specify whether a stock option is an Incentive Stock Option or Non-Qualified Stock Option. A Stock Option will grant the holder the right to purchase a specific number of shares of common stock at a fixed price (“Exercise Price”) over a period not to exceed ten (10) years from the date of the grant.

An Option’s Exercise Price per share may not be less than one hundred percent (100%) of the fair market value of a share of common stock on the date the Option is granted.

No grant of an Incentive Stock Option may be made more than ten (10) years after the adoption of the new 2019 Equity Plan by the Board.

Stock Appreciation Rights

Under the new 2019 Equity Plan, the Administrator may grant Awards in the form of a stock appreciation right or SAR. A stock appreciation right is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable Award agreement (the “Base Price”). The maximum term of a SAR shall be ten (10) years from the date the SAR is granted.

Restricted Stock and Restricted Stock Units

Under the new 2019 Equity Plan, the Administrator may grant Awards denominated in shares of common stock (“Restricted Stock”) or stock units (“Restricted Stock Units” or “RSUs”) subject to a period in which such shares or units are subject to forfeiture based on discontinued service, the failure to achieve performance criteria and/or the occurrence of other events as determined by the Administrator. Each RSU corresponds in value to a single share of common stock. According to the standard payroll practices of the Company, upon vesting, Restricted Stock Units may be paid in cash, shares of common stock or a combination of the two as determined by the Administrator and set forth in the applicable Award Agreement. Vested grants of Restricted Stock will be settled in shares of common stock by the Administrator after vesting according to the standard payroll practices of the Company.  Any delay in the settlement of vested Restricted Stock or Restricted Stock Units will be intended to qualify as a short-term deferral under Section 409A of the Internal Revenue Code; however, the Company undertakes no responsibility for ensuring this is the case.

The Administrator may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units, as it deems advisable. Holders of Restricted Stock will have the same voting rights and dividend rights as holders of shares of common stock unless such rights are expressly limited by the Administrator in the applicable Award Agreement. No Restricted Stock Unit will confer any voting rights. The Administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of RSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividends or dividend equivalents will be paid on Restricted Stock or RSUs unless the applicable vesting conditions are satisfied.

Performance Share Units

Under the new 2019 Equity Plan, the Administrator may grant an Award denominated in shares of common stock or cash (“Performance Share Units” or “PSUs”) that are earned based on the achievement of one or more performance goals over a specified performance period. The number of PSUs earned over a performance period may vary based on the level of achieved performance.

Each Performance Share Unit will have a value that corresponds to the fair market value of a share of common stock at the time of the grant of a PSU Award. Performance Share Units may be payable in the form of cash, Shares or a combination of the two as determined by the Administrator and set forth in the applicable Award Agreement.

The Administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of PSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividend equivalents will be paid on PSUs unless the applicable performance goals are satisfied.

Performance-Based Compensation and Performance Measures

The Administrator may grant Awards that are intended to provide compensation solely on account of the attainment of one or more pre-established, objective performance goals. The vesting, level of payout, or value of performance-based Awards will be determined by the attainment of one or more performance goals based on one or more performance measures selected by the Administrator. The specific performance goals for Performance-Based Awards shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following:

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earnings per share;

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cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities);

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total stockholder return;

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price per share of Common Stock;

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gross revenue;

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revenue growth;

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operating income (before or after taxes);

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net earnings (before or after interest, taxes, depreciation and/or amortization);

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return on equity;

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capital employed, or on assets or on net investment;

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cost containment or reduction;

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cash cost per ounce of production;

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operating margin;

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debt reduction;

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resource amounts;

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production or production growth;

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resource replacement or resource growth;

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successful completion of financings; or

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any combination of the foregoing. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Cash Awards

The Administrator may, from time to time, subject to the provisions of the new 2019 Equity Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria or Awards subject to other vesting criteria).  Under the new 2019 Equity Plan, cash Awards may be awarded in such amount and at such times during the term of the new 2019 Equity Plan as the Administrator shall determine.

Prohibition on Repricing/Cash-Out of Stock Options and SARs

The Administrator may not implement any of the following repricing or cash-out programs without obtaining stockholder approval: (i) a reduction in the Exercise Price or Grant Price of any previously granted Stock Option or SAR; (ii) a cancellation of any previously granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower Exercise Price or Grant Price, respectively; or (iii) a cancellation of any previously granted Stock Option or SAR in exchange for cash or another Award if the Exercise Price of the Stock Option or the Grant Price of the SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case other than in connection with a Change in Control (as defined below) or the capitalization adjustment provisions in the new 2019 Equity Plan.

Change in Control and Vesting Acceleration

The following paragraphs describe how Awards under the new 2019 Equity Plan would be affected in the event of a Change in Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between a Participant and the Company.

Definition of Change in Control. Generally, a Change in Control will be deemed to occur upon: (i) a direct or indirect acquisition by an individual, entity or group (“Person”) of Beneficial Ownership of shares of our common stock which, together with other direct or indirect acquisitions or beneficial ownership by such Person, results in aggregate Beneficial Ownership by such Person of fifty percent (50%) or more of either: (a) the then outstanding Shares, or (b) the combined voting power of the then outstanding voting securities of the Company (both subject to certain exceptions); (ii) certain changes in the composition of our Board of Directors; or (iii) the consummation of certain corporate transactions including, but not limited to, the dissolution or liquidation of the Company, the sale of all or substantially all the assets of the Company, the merger or consolidation of the Company, or statutory share exchange involving capital stock of the Company.

Vesting Acceleration. Generally, the occurrence of a Change in Control will result in the immediate vesting of then outstanding Awards and the settlement of such Awards shortly thereafter pursuant to the following:

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All outstanding Stock Options and Stock Appreciation Rights will become fully vested and immediately exercisable upon a Change in Control.

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All Awards, other than Stock Options and SARs, that are not vested and as to which vesting depends solely upon the satisfaction of a service obligation by the holder shall become fully vested upon a Change in Control and will be paid in the form specified in the applicable Award Agreement within thirty (30) days following the effective date of the Change in Control.

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All Awards, other than Stock Options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions will immediately vest and all performance conditions will be deemed satisfied as if target performance was achieved and will be paid in the form specified in the applicable Award Agreement within thirty (30) days following the effective date of a Change in Control.

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Provided, however, that should a qualifying Replacement Award (as that term is defined under Section 7.4 of the new 2019 Equity Plan be awarded to the affected Participant following a Change in Control, the terms of such Replacement Award shall control and the foregoing acceleration provisions shall not apply.

Changes in Capitalization

If an equity restructuring causes the per-share value of our common stock to change, such as by reason of a stock dividend, extraordinary cash dividend, stock split, spin-off, rights offering, recapitalization or otherwise, equitable adjustments will be made to the number of shares available for issuance under the new 2019 Equity Plan and to the terms of outstanding Awards in a manner designed to preclude any dilution or enlargement of the new 2019 Equity Plan and any outstanding Awards pursuant to Section 7.1 of the new Equity Plan.

Fair Market Value

For any Award made pursuant to the new 2019 Equity Plan, the fair market value per share of our common stock as of any date will be deemed to be equal to the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on such date, or determined pursuant to such other method as may be selected by the Administrator.

Stockholder Rights

No Participant will have any stockholder rights with respect to the shares subject to a Stock Option or SAR until such Participant has exercised the Stock Option or SAR and paid the Exercise Price for the purchased shares (in the case of Stock Options), and any related withholding taxes. A Participant will not have any stockholder rights with respect to the shares of common stock subject to a Restricted Stock Unit, Performance Share Unit, Performance Unit or other Stock-Based Award until that Award vests and shares of common stock are actually issued under such Awards. Subject to the terms of the applicable Award Agreement, a Participant will have full stockholder rights with respect to any shares of common stock issued to the Participant under the new 2019 Equity Plan, which the Participant holds of record.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order entered into by a court of competent jurisdiction. However, the Administrator may, in its discretion, determine that any or all Awards may be transferable, without compensation by the transferor, to and exercisable by such transferees, and subject to such terms and conditions, as the Administrator may deem appropriate; provided, however, no Award may be transferred for value without stockholder approval.

Withholding

The Administrator may provide holders of Awards with the right to have the Company withhold cash or a portion of the shares otherwise issuable to such individuals in satisfaction of any applicable withholding taxes to which they become subject in connection with the exercise, vesting or settlement of their Awards. The Administrator may also allow such individuals to deliver cash or previously acquired shares of our common stock in payment of such withholding tax liability. Alternatively, in any case where a tax is required to be withheld in connection with the delivery of Shares under the new 2019 Equity Plan, the Administrator may, in its sole discretion, grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum (or, to the extent permitted by the Administrator, in its sole discretion, the maximum) applicable withholding obligation on exercise, vesting or payment.

Deferrals and Settlements

Payment of Awards may be in the form of cash, Shares, other Awards, or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under the new 2019 Equity Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

Claw-back and Forfeitures for Cause

The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award. Upon a Participant’s termination of service for cause, the Participant will forfeit, as of the date immediately preceding such termination of service, outstanding and unexercised Options and SARs, and outstanding and not yet settled Restricted Stock, RSUs, Performance Share Units, Performance Units, and Other Stock-Based Awards granted to the Participant.

Amendment and Termination

The Board may, at any time, amend, suspend or terminate the new 2019 Equity Plan in whole or in part. No amendment of the new 2019 Equity Plan may result in the “repricing” of any outstanding Stock Options or SARs without stockholder approval. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the stockholders of the Company. No termination, amendment or suspension of the new 2019 Equity Plan may adversely affect in any material way any Award previously granted under the new 2019 Equity Plan without the written consent of the Award recipient subject to certain exceptions. These exceptions permit the Board or Administrator to amend outstanding Awards to adjust for the occurrence of certain unusual or nonrecurring events and to conform to legal requirements without the written consent of the Award recipient.

Summary of Federal Income Tax Consequences of Awards Granted under the New 2019 Equity Plan

The following is a summary of the United States Federal Income Tax treatment applicable to the Company and the Participants who receive Awards under the new 2019 Equity Plan. This discussion does not address all aspects of the United States Federal Income Tax consequences of participating in the new 2019 Equity Plan that may be relevant to Participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the new 2019 Equity Plan.  The new 2019 Equity Plan gives the Administrator the authority to make grants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance share units, and other stock-based awards, each of which has unique tax consequences to both the Company and the Participant which are discussed below.  Each Participant is advised to consult his or her particular tax advisor concerning the application of the United States Federal income tax laws to such Participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any Awards.

Stock Options

Options granted under the new 2019 Equity Plan may be either Incentive Stock Options that satisfy the requirements of Section 422 of the Code or Non-Qualified Stock Options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the Participant upon the grant of an Incentive Stock Option, and no taxable income is recognized for regular tax purposes at the time the Incentive Stock Option is exercised, although taxable income may arise upon exercise for alternative minimum tax purposes. The Participant will recognize taxable income in the year in which the shares of common stock acquired upon the exercise of an Incentive Stock Option are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the related Incentive Stock Option was granted and more than one (1) year after the date such Incentive Stock Option was exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the Participant will recognize gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the acquired shares of common stock over (ii) the Exercise Price paid for those shares. If there is a disqualifying disposition of the acquired shares of common stock, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the Exercise Price paid for the shares will be taxable as ordinary income to the Participant. Any additional gain recognized upon the disposition will be a capital gain. We will not be entitled to any income tax deduction if the Participant makes a qualifying disposition of the shares.

If the Participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the disqualifying disposition.

Non-Qualified Options. No taxable income is recognized by a Participant upon the grant of a Non-Qualified Stock Option. The Participant will recognize ordinary income in the year in which the Non-Qualified Stock Option is exercised, equal to the excess of the fair market value of the shares of common stock acquired upon the exercise of the Non-Qualified Stock Option on the exercise date over the Exercise Price paid for the shares (and subject to any applicable income tax withholding). We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised Non-Qualified Stock Option.

Stock Appreciation Rights

No taxable income is recognized by a Participant upon the grant of a Stock Appreciation Right. The Participant will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the fair market value of the shares of common stock issued to the Participant upon the exercise of the SAR (or the amount of the cash payment made to the Participant upon the exercise of the SAR) and subject to any applicable income tax withholding. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to an exercised SAR.

Restricted Stock

No taxable income is recognized by a Participant upon the grant of Restricted Stock, unless the Participant makes an election under Section 83(b) of the Internal Revenue Code (or the then-effective equivalent thereof) to be taxed at the time of grant. If such election is made, the Participant will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the shares of common stock subject to such grant at such time over the amount, if any, paid for those shares.

If the Participant does not make an election to be taxed at the time of grant, the Participant will recognize ordinary income when shares of common stock subject to the grant subsequently vest and are no longer subject to a substantial risk of forfeiture in an amount equal to the excess of the fair market value of the shares on the vesting date over the amount, if any, paid for the shares (and subject to any applicable income tax withholding). Subject to applicable deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant in connection with the vesting of a Restricted Stock Award.

In addition, a Participant receiving dividends with respect to Restricted Stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in an amount equal to the dividends paid and we will be entitled to a corresponding deduction, except to the extent the deduction limits contained in the Internal Revenue Code apply.

Restricted Stock Units

No taxable income is recognized by a Participant upon the grant of Restricted Stock Units. The Participant will recognize ordinary income in the year in which the RSU grant is settled and paid in an amount equal to the fair market value of the shares of common stock issued to the Participant upon the settlement of the RSUs (or the amount of the cash payment made to the Participant upon the settlement of the RSUs) and subject to any applicable income tax withholding.  RSUs will be settled according to the ordinary payroll practices of the Company after vesting in a manner intended to comply with the requirements of an applicable exception to Section 409A of the Internal Revenue Code. Subject to the deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the RSU is settled and paid.

In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Restricted Stock Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment if made in cash (or, if such payment is made in shares of common stock, then the fair market value of such shares on the date of payment). We will be entitled to a corresponding deduction, except to the extent the deduction limits of the Internal Revenue Code apply.

Performance Share Units

No taxable income is recognized by a Participant upon the grant of Performance Share Units. The Participant will recognize ordinary income in the year in which the PSU grant is settled and paid in an amount equal to the fair market value of the shares of common stock issued to the Participant upon the settlement of the Performance Share Units (or cash paid to the Participant upon the settlement of the Performance Share Units) and subject to any applicable income tax withholding. Subject to the deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time the PSU is settled and paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.

In addition, a Participant eligible to receive dividend equivalents with respect to a grant of Performance Share Units will recognize compensation taxable as ordinary income (and subject to any applicable income tax withholding), rather than dividend income, in the year in which the dividend equivalent is paid in an amount equal to such payment (or, if such payment is made in shares of common stock, then the fair market value of such shares on the date of payment). We will be entitled to a corresponding deduction, except to the extent the deduction limits of The Internal Revenue Code apply.

Cash Awards

Cash Awards and Performance-Based Cash Awards granted by the Company will be includable in a Participant’s income in the amount specified in the Award in the year of receipt or upon the lapsing of any substantial risk of forfeiture.  Subject to the deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time of grant. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.

Other Stock-Based Awards

The Company may grant Other Stock-Based Awards that are not otherwise described by the above Awards. No taxable income is recognized by a Participant upon the grant of such Awards unless at the time of grant any shares of common stock issued to the Participant is fully vested and non-forfeitable. In this case, the Participant would recognize ordinary income equal to the fair market value of the shares of common stock issued to the Participant at the time of grant and subject to any applicable income tax withholding. Subject to the deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time of grant. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the Participant.

Other Stock-Based Awards may be subject to vesting and forfeiture provisions. In this case, a Participant will not recognize taxable income upon the grant of such Awards but will recognize ordinary income in the year in which such Awards are settled and paid in an amount equal to the fair market value of the shares of common stock issued to the Participant upon the settlement of such Awards and subject to any applicable income tax withholding. Subject to the deductibility limitations of the Internal Revenue Code, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant at the time such Awards are settled and paid.

The number of Awards to be made pursuant to the new 2019 Equity Plan is subject to the discretion of the Compensation Committee and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Compensation Committee will continue in future years to make annual cash and equity awards as described above. With respect to fiscal year 2018, a total of 62,000 stock options were awarded and a total of 431,000 restricted stock units were awarded under the 2017 Equity Plan.

On September 19, 2019, the closing price of our common stock on the Nasdaq Capital Market was $1.99 per share.

Vote Required

The affirmative vote of a majority of the votes cast on this Proposal No. 5 will be required to approve the new 2019 Equity Plan. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the adoption of equity incentive plans. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of the new 2019 Equity Plan and will have no effect on the outcome of the vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 5

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NEW RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE BY SELECTING “AGAINST” OR “ABSTAIN” ON THE PROXY.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting.  The deadline for any stockholder proposals for inclusion in this Proxy Statement as set in our 2018 Proxy Statement was January 16, 2019; however, as the date of the Annual Meeting is more than thirty (30) days after the anniversary of the previous annual meeting of our stockholders, our Bylaws dictate that for any stockholder proposals not included in this Proxy Statement to be properly presented at the Annual Meeting, such stockholder proposals must be submitted to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104, no later than the close of business on later of the day that is the sixtieth (60th) day before the Annual Meeting or the tenth (10th) day after notice is given of the date of the Annual Meeting.  If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

APPENDIX A

RIOT BLOCKCHAIN, INC.

2019 EQUITY INCENTIVE PLAN

1.

PURPOSE OF PLAN

1.1

The purpose of this 2019 Equity Incentive Plan (this “Plan”) of Riot Blockchain, Inc., a Nevada corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons.

As of the date of approval of the Plan, no additional grants will be made under the Corporation’s 2017 Equity Incentive Plan (the “2017 Plan”).  Any shares of Common Stock not subject to exercised or outstanding grants under the 2017 Plan as of the date of this Plan may be issued under this Plan. Outstanding grants under the 2017 Plan will continue to be governed by the terms of such grants and the terms of the 2017 Plan under which they were issued.

2.

ELIGIBILITY

2.1

The Administrator (as such term is defined in Section 3.1) may grant Awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation's compliance with any other applicable laws.  An Eligible Person who has been granted an Award (a “Participant”) may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

3.

PLAN ADMINISTRATION

3.1

The Administrator.  This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board of Directors of the Corporation (the “Board”) or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Nevada Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2

Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)

determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under this Plan;

(b)

grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)

approve the forms of Award agreements (which need not be identical either as to type of Award or among Participants);

(d)

construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(e)

cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 8.6.5;

(f)

accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such Awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events) subject to any required consent under Section 8.6.5;

(g)

determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award);

(h)

determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 7;

(i)

acquire or settle (subject to Sections 7 and 8.6) rights under Awards in cash, stock of equivalent value, or other consideration; and

(j)

determine the Fair Market Value (as defined in Section 5.6) of the common stock or Awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3

Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4

Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5

Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.

SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1

Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation's authorized but unissued common stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 7.1.

4.2

Share Limit.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed the sum of 3,600,000 shares of Common Stock and the number of shares available for grant under the 2017 Plan as of the Effective Date (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Corporation. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award.

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3

Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4.3. In determining the number of shares of Common Stock available for grant under the Plan at any time, the following rules shall apply:

(a)

Any shares of Common Stock subject to an Award granted under the Plan or the 2017 Plan that on or after the Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the shares (or with the forfeiture of shares in connection with a restricted stock Award), is settled in cash in lieu of shares, or is exchanged with the Committee’s permission, prior to the issuance of shares, for an Award not involving shares shall become available again for grant under the Plan.

(b)

Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to (i) pay the exercise price of an option granted under the Plan or 2017 Plan or (ii) to satisfy tax withholding obligations associated with an option granted under the Plan or 2017 Plan shall not become available again for grant under the Plan.

(c)

Any shares of Common Stock that were purchased by the Corporation on the open market with the proceeds from the exercise of a stock option granted under the Plan or the 2017 Plan on or after the Effective Date shall not become available for grant under the Plan.

(d)

Any shares of Common Stock that were subject to a stock-settled SAR granted under the Plan or 2017 Plan that were not issued upon the exercise of such SAR on or after the Effective Date shall not become available again for grant under the Plan.

(e)

Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to satisfy tax withholding obligations associated with a SAR granted under the Plan or 2017 Plan shall not become available again for grant under the Plan.

(f)

Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to satisfy tax withholding obligations associated with an Award (other than an option or SAR) granted under the Plan or 2017 Plan, shall become available again for grant under the Plan.

4.4

Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

5.

AWARDS

5.1

Type and Form of Awards.  The Administrator shall determine the type or types of “Award(s)” to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of Awards that may be granted under this Plan are:

5.1.1

Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The Award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2

Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its Subsidiaries (for this purpose, the term “Subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the Subsidiary in question). There shall be imposed in any Award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option on the date such option is granted is at least 110% of the Fair Market Value of a share of Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3

Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable Award agreement (the “Base Price”). The maximum term of a SAR shall be ten (10) years from the date the SAR is granted.

5.1.4

Restricted Shares.

(a)

Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable Award agreement relating to the restricted stock, a Participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)

Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)

Dividends. With respect to an Award of restricted shares of Common Stock, the Administrator may grant or limit the right of a Participant to receive dividends declared on shares of Common Stock that are subject to such Award to the extent the Award is not yet vested. The terms of any right to dividends shall be as set forth in the applicable Award agreement, including the time and form of payment and whether such dividends shall be credited with interest or deemed to be reinvested in additional shares of restricted Common Stock.  If the Administrator grants the right to a Participant to receive dividends declared on shares of Common Stock subject to an unvested Award of restricted Common Stock, then such dividends shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.

5.1.5

Restricted Share Units.

(a)

Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an Award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)

Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable Award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The Participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)

Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award agreement, each Participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the Participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.   Except as otherwise provided in the applicable Award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An Award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6

Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 5.2 below).  Cash Awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7

Other Awards.  The other types of Awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2

Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of Awards listed in Sections 5.1.1 through 5.1.7 above may be, on such terms as determined by the Administrator in its sole discretion, granted as “Performance-Based Awards,” whose grant, vesting, exercisability, or payment depends on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation's Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. The specific performance goals for Performance-Based Awards shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (a) earnings per share; (b) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities); (c) total stockholder return; (d) price per share of Common Stock; (e) gross revenue; (f) revenue growth; (g) operating income (before or after taxes); (h) net earnings (before or after interest, taxes, depreciation and/or amortization); (i) return on equity; (j) capital employed, or on assets or on net investment; (k) cost containment or reduction; (l) cash cost per ounce of production; (m) operating margin; (n) debt reduction; (o) resource amounts; (p) production or production growth; (q) resource replacement or resource growth; (r) successful completion of financings; or (s) any combination of the foregoing. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

5.3

Award Agreements.  Each Award shall be evidenced by a written or electronic Award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the Award and returned to the Administrator.  In the event an Award recipient fails to execute and return an Award agreement when required by the Administrator, such Award shall be null and void. The Administrator may authorize any officer of the Corporation (other than the particular Award recipient) to execute any or all Award agreements on behalf of the Corporation (electronically or otherwise). The Award agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this Plan.

5.4

Deferrals and Settlements.  Payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5

Consideration for Common Stock or Awards.  The purchase price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

(a)

services rendered by the recipient of such Award;

(b)

cash, check payable to the order of the Corporation, or electronic funds transfer;

(c)

notice and third-party payment in such manner as may be authorized by the Administrator;

(d)

the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

(e)

by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

(f)

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable Award agreement, the Administrator may at any time eliminate or limit a Participant's ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Corporation.

5.6

Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.

5.7

Transfer Restrictions.

5.7.1

Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the Award agreement, as the same may be amended, (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

5.7.2

Exceptions.  The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws. In no event will any Award granted under this Plan be transferred for value or consideration.

5.7.3

Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)

transfers to the Corporation;

(b)

the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(c)

subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator;

(d)

subject to any applicable limitations on ISOs, if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative; or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

5.8

International Awards.  Notwithstanding any provision of the Plan to the contrary, to comply with the laws in other countries in which the Corporation or any subsidiaries operate or have employees or directors, the Administrator, in its sole discretion, shall have the power and authority to:

(a)

determine which subsidiaries shall be covered by the Plan;

(b)

determine which employees or directors who reside outside the United States are eligible to participate in the Plan;

(d)

modify the terms and conditions of any Award granted to employees or directors who reside outside the United States to comply with applicable foreign laws;

(e)

establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 5.8 by the Administrator shall be attached to the Plan document as appendices; and

(f)

take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Administrator may not take any actions under this Section 5.8 that would violate applicable law.

5.9   Vesting.  Subject to Section 5.1.2 hereof, Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant.

6.

EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1

Termination of Employment.

6.1.1

The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the Award agreement otherwise provides) of whether the Participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2

For Awards of stock options or SARs, unless the Award agreement provides otherwise, the exercise period of such options or SARs (to the extent the Participant was entitled to exercise such options or SARs as of the date of termination) shall expire: (i) three (3) months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the Participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (ii) in the case of a Participant whose termination of employment is due to death or disability (as defined in the applicable Award agreement), twelve (12) months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary; and (iii) immediately upon a Participant's termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a Participant's termination is for “Cause.”

If not defined in the applicable Award agreement, “Cause” shall mean:

(i)     conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)    theft, material act of dishonesty or fraud, intentional falsification of any employment or Corporation records, or commission of any criminal act which impairs Participant's ability to perform appropriate employment duties for the Corporation; or

(iii)   intentional or reckless conduct or gross negligence materially harmful to the Corporation or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)   willful failure to follow lawful instructions of the person or body to which Participant reports; or

(v)    gross negligence or willful misconduct in the performance of Participant's assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of Participant's job objectives.

6.1.3

For Awards of restricted shares, unless the Award agreement provides otherwise, restricted shares that are subject to forfeiture at the time that a Participant’s employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2

Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award agreement.

6.3

Effect of Change of Subsidiary Status.  For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.

ADJUSTMENTS; ACCELERATION

7.1

Adjustments.

(a)

In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, reverse stock split, split up, spin-off, rights offering or recapitalization through an extraordinary dividend, the Administrator, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, (i) the number and kind of shares of Common Stock  or other securities that may be issued under the Plan or under particular forms of Award agreements, (ii) the number and kind of shares of Common Stock  or other securities subject to outstanding Awards, (iii) the exercise price or Base Price applicable to outstanding Awards, and (iv) other value determinations applicable to outstanding Awards. In the event of any other change in corporate capitalization (including, but not limited to, a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Administrator to prevent dilution or enlargement of rights. Unless otherwise determined by the Administrator, the number of shares of Common Stock subject to an Award shall always be a whole number.

(b)

In addition to the adjustments permitted under paragraph (a) above, the Administrator, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 7.1(a), including, but not limited to, (i) modifications of performance goals and changes in the length of performance periods, or (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Corporation that agree to such substitution) for the shares of Common Stock available under the Plan or the shares of Common Stock covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants and (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.

(c)

In addition to the adjustments permitted under paragraphs (a) and (b) above, the Administrator may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of Participants’ rights under the Plan.

(d)

The determination of the Administrator as to the foregoing adjustments set forth in this Section 7.1, if any, shall be made in accordance with Code Sections 409A or 424, to the extent applicable, and shall be conclusive and binding on Participants under the Plan.

7.2

Change in Control.  For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(a)

An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 7.2; or

(b)

A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7.2.(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)

Consummation of a reorganization, merger or consolidation of the Corporation, or sale or other disposition of all or substantially all of the assets of the Corporation (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of Outstanding Corporation Voting Securities, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation (described in clause (1) of this Section 7.2(c)) resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 40% or more of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)

A complete liquidation or dissolution of the Company.

Notwithstanding any of the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Code Section 409A if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Code Section 409A.

7.3

Effect of Change in Control.  Subject to Section 7.1, upon a Change in Control, all then-outstanding Awards shall immediately vest and be settled in accordance with paragraphs (a) and (b) below, except as may otherwise be provided in a then-effective written agreement (including an Award agreement) between a Participant and the Corporation. The immediately preceding sentence shall not apply to the extent that another Award meeting the requirements of Section 7.4 (“Replacement Award”) is provided to the Participant pursuant to Section 7.1(b) to replace an Award (“Replaced Award”)).

(a)

Outstanding Awards Subject Solely to a Service Condition.

(i)

Upon a Change in Control, a Participant’s then-outstanding Awards, other than options and SARs, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Administrator, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A).

(ii)

Upon a Change in Control, a Participant’s then-outstanding options and SARs that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement.  Notwithstanding the immediately preceding the sentence, the Administrator may elect to cancel such outstanding options or SARs and pay the Participant, within thirty (30) days of the date of the Change in Control, an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Corporation stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such options or the Base Price of such SARs, multiplied by the number of shares of Common Stock subject to each such Award in accordance with Code Section 409A to the extent applicable.  No payment shall be made to a Participant for any option or SAR if the exercise price or Base Price for such option or SAR, respectively, exceeds the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control.

(b)

Outstanding Awards Subject to a Performance Condition.

(i)

Upon a Change in Control, a Participant’s then-outstanding Awards, other than options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on the greater of (1) target performance and (2) actual performance through the date of the Change in Control (with the Administrator adjusting performance goals to the extent necessary to reflect any truncated performance period), as certified by the Administrator, composed of such members serving as of a date immediately prior to the Change in Control, and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Administrator, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A).

(ii)

Upon a Change in Control, a Participant’s then-outstanding options and SARs that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on the greater of (1) target performance and (2) actual performance through the date of the Change in Control (with the Administrator adjusting performance goals to the extent necessary to reflect any truncated performance period), as certified by the Administrator, composed of such members serving as of a date immediately prior to the Change in Control and shall be exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding sentence, the Administrator may elect to cancel such outstanding options or SARs and pay the Participant, within thirty (30) days of the date of the Change in Control, an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Corporation stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such options or the Base Price of such SARs (to the extent vested pursuant to the immediately preceding sentence), multiplied by the number of shares of Common Stock subject to each such Award in accordance with Code Section 409A to the extent applicable.  No payment shall be made to a Participant for any option or SAR if the exercise price or Base Price for such option or SAR, respectively, exceeds the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control.

The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may determine the value of such Awards on date of settlement/exercise based solely upon (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of settlement/exercise over the exercise price or Base Price of the Award, as applicable, multiplied by (ii) the number of shares of Common Stock subject to such exercise or settlement.

7.4

Definition of Replacement Award.

(a)

An Award shall meet the conditions of this Section 7.4(a) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Administrator, as constituted immediately prior to the Change in Control, finds such type acceptable); (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities listed on a U.S. national securities exchange, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; (iv) its terms and conditions comply with Section 7.4(b); and (v) its other terms and conditions are not less favorable to the holder of the Replacement Award than the terms and conditions of the holder’s Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 7.4(a) are satisfied shall be made by the Administrator, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Administrator may determine the value of Awards and Replacement Awards that are options or SARs by using any reasonable methodology, including but not limited to determining value by reference to intrinsic value or fair value under applicable accounting standards.

(b)

Upon an involuntary termination of employment or service of a Participant occurring at any time following the Change in Control, other than for Cause, (i) a Participant’s then-outstanding Replacement Awards (other than Replacement Awards in the form of an option or SAR) that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, in accordance with the applicable Award agreement, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A), (ii) a Participant’s then-outstanding Replacement Awards in the form of an option or SAR that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be exercisable over the exercise period set forth in the applicable Award agreement, (iii) a Participant’s then outstanding Replacement Awards (other than those in the form of an option or SAR) that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and performance conditions shall be deemed satisfied based on target performance and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the then Administrator or its equivalent, within thirty (30) days following such termination of employment or service (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A) and (iv) a Participant’s then-outstanding Replacement Awards in the form of options and SARs that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on target performance and shall be exercisable over the exercise period set forth in the applicable Award agreement.

7.5

Other Acceleration Rules.  Any acceleration of Awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to the acceleration does not occur. The portion of any ISO accelerated pursuant to Section 7.3 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.6

Possible Rescission of Acceleration.  If the vesting of an Award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards; provided that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.

OTHER PROVISIONS

8.1

Compliance with Laws.  This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2

Future Awards/Other Rights.  No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3

No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award agreement.

8.4

Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5

Tax Withholding.  Upon any exercise, vesting, or payment of any Award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)

require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or

(b)

deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum (or, to the extent permitted by the Administrator, in its sole discretion, the maximum) applicable withholding obligation on exercise, vesting or payment.

8.6

Effective Date, Termination and Suspension, Amendments.

8.6.1

Effective Date and Termination.  This Plan was approved by the Board on July 23, 2019 and shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in this Section 8.6.1. The Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until the Plan is approved by the stockholders of the Corporation.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the 10-year anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2

Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

8.6.3

Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4

Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations set forth in Section 8.14.

8.6.5

Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change, except that the Administrator shall retain the discretion to decrease the amount payable pursuant to a cash award granted pursuant to Section 5.1.6 hereof below the amount that would otherwise be payable upon attainment of the applicable performance goal(s) over a performance period that does not exceed a term of one (1) year, either on a formula or discretionary basis or any combination, as the Administrator determines is appropriate. Changes, settlements and other actions contemplated by Section 7 and Section 8.15 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.5.

8.7

Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8

Governing Law; Construction; Severability.

8.8.1

Choice of Law.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of Nevada.

8.8.2

Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3   Plan Construction.

(a)

Rule 16b-3.  It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

(b)

Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant's Award to become subject to the imposition of any taxes, including additional income or penalty taxes, under Section 409A, unless the Administrator expressly determines otherwise, such Award, Award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any Participant for such tax or penalty.

(c)

No Guarantee of Favorable Tax Treatment.  Although the Corporation intends that Awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan

8.9

Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10

Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based Awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding Awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11

Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12

No Corporate Action Restriction.  The existence of this Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13

Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14

Prohibition on Repricing.  Without the prior approval of the Corporation’s shareholders and except as provided for in Section 4, the Administrator may not (i) amend an option to reduce its exercise price or a SAR to reduce its Base Price; (ii) cancel an option or SAR in exchange for the grant of any new option or SAR with a lower exercise price or Base Price, as applicable; (iii) cancel an option or SAR in exchange for cash, other property or the grant of any new Award at a time when the exercise price of the option or the Base Price of the SAR is greater than the current Fair Market Value of a share of Common Stock or (iv) take any other action with respect to an option or SAR that is treated as a repricing under generally accepted accounting principles.

8.15

Forfeiture and Recoupment Events.

(a)

In addition to the forfeiture events otherwise specified in the Plan, the Administrator may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.

(b)

Awards and any compensation directly attributable to Awards may be made subject to forfeiture, recovery by the Corporation or other action pursuant to any compensation recovery policy adopted by the Board or the Administrator at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law and any Award Agreement may be unilaterally amended by the Administrator to comply with any such compensation recovery policy.

As adopted by the Board of Directors of Riot Blockchain, Inc. on July 23, 2019.

As approved by the Stockholders of Riot Blockchain, Inc. on __________, 2019.

PROXY	PROXY

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401

Castle Rock, CO 80104

(303) 794-2000

ANNUAL MEETING OF SHAREHOLDERS OCTOBER 23, 2019

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Riot Blockchain, Inc. (the “Company”) hereby constitutes and appoints Jeffrey G. McGonegal as Attorney and Proxy to appear, attend and vote all of the Shares of common stock the undersigned is entitled to vote at the 2019 Annual Meeting of the Stockholders of the Company to be held at 7725 W Reno Ave, Oklahoma City, OK 73127 on Wednesday, October 23, 2019, beginning at 10:00 AM local time, and at any adjournment or adjournments thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed below and in the discretion of the Proxy on such other matters as may properly come before the Annual Meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement. Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Annual Meeting and vote in person. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.

Proposal One:

To elect as directors the following nominees:

Remo Mancini

☐ FOR the nominee

☐ WITHHOLD AUTHORITY for the nominee

Benjamin Yi

☐ FOR the nominee

☐ WITHHOLD AUTHORITY for the nominee

Jason Les

☐ FOR the nominee

☐ WITHHOLD AUTHORITY for the nominee

Proposal Two:

To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐  FOR

☐  AGAINST

☐  ABSTAIN

Proposal Three:

To advise us as to whether you approve the compensation of our named executive officers (Say-On-Pay).

☐  FOR

☐  AGAINST

☐ ABSTAIN

Proposal Four:

To advise us as to your preference for the frequency of future advisory votes as to whether you approve the compensation of our named executive officers (Say-On-Frequency).

☐  EVERY YEAR

☐  EVERY TWO YEARS

☐  EVERY THREE YEARS

        ☐  ABSTAIN

Proposal Five:

To approve the new Riot Blockchain, Inc. 2019 Equity Incentive Plan.

☐   FOR

☐ AGAINST

☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

I UNDERSTAND THAT THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE AS RECOMMENDED BY THE BOARD OF DIRECTORS AS STATED IN THE PROXY STATEMENT. THE ABOVE-NAMED ATTORNEY AND PROXY HEREBY HAS THE DISCRETION TO VOTE MY SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE ANNUAL MEETING.

Date: ______________________________________, 2019

________________________________________________

Signatures

Address if different from that on envelope:

________________________________________________

Street Address

________________________________________________

Please check if you intend to be present at the meeting: ____

City, State, and Zip Code.